EXHIBIT 99.1
                                 ------------

           Computational Materials prepared by Goldman, Sachs & Co.
               in connection with GSAA Home Equity Trust 2005-9,
                   Asset-Backed Certificates, Series 2005-9

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.
               Preliminary Structural and Collateral Term Sheet    July 15, 2005
--------------------------------------------------------------------------------


                                 $862,232,000
                                 (Approximate)
                         GSAA Home Equity Trust 2005-9
                    GS Mortgage Securities Corp., Depositor
                           Asset-Backed Certificates

Overview of the Offered Certificates
------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                   Approximate                 Primary       Expected      Initial       Estimated   Principal      S&P /Moody's
                    Principal    Certificate  Collateral      Credit      Pass-Through   Avg. Life    Payment        Expected
 Certificates      Balance(1)        Type       Group        Support(3)     Rate (4)     (yrs)(5)   Window(5)(6)      Ratings
---------------- --------------- ----------- -------------- ---------- ----------------- --------- -------------- ---------------
      1A1        $122,701,000        Sr       Group I (2)      16.43%     LIBOR + [ ]%     2.39     08/05 - 12/11     AAA/Aaa
      1A2        $13,633,000         Sr       Group I (2)      7.15%      LIBOR + [ ]%     2.39     08/05 - 12/11     AAA/Aaa
      2A1        $398,746,000        Sr      Group II (2)      7.15%      LIBOR + [ ]%     1.00     08/05 - 10/07     AAA/Aaa
      2A2        $127,026,000        Sr      Group II (2)      7.15%      LIBOR + [ ]%     3.00     10/07 - 07/09     AAA/Aaa
      2A3        $134,127,000        Sr      Group II (2)     16.43%      LIBOR + [ ]%     5.62     07/09 - 12/11     AAA/Aaa
      2A4        $14,902,000         Sr      Group II (2)      7.15%      LIBOR + [ ]%     5.62     07/09 - 12/11     AAA/Aaa
      M-1        $11,793,000         Sub     Group I and II    5.80%      LIBOR + [ ]%     4.44     10/08 - 12/11     AA+/Aa1
      M-2         $8,735,000         Sub     Group I and II    4.80%      LIBOR + [ ]%     4.42     09/08 - 12/11     AA/Aa2
      M-3         $4,367,000         Sub     Group I and II    4.30%      LIBOR + [ ]%     4.41     09/08 - 12/11     AA-/Aa3
      M-4         $4,367,000         Sub     Group I and II    3.80%      LIBOR + [ ]%     4.41     09/08 - 12/11      A+/A1
      M-5         $4,367,000         Sub     Group I and II    3.30%      LIBOR + [ ]%     4.41     09/08 - 12/11      A/A2
      M-6         $4,367,000         Sub     Group I and II    2.80%      LIBOR + [ ]%     4.40     08/08 - 12/11      A-/A3
      B-1         $4,367,000         Sub     Group I and II    2.30%      LIBOR + [ ]%     4.37     08/08 - 12/11    BBB+/Baa1
      B-2         $4,367,000         Sub     Group I and II    1.80%      LIBOR + [ ]%     4.26     08/08 - 09/11    BBB/Baa2
      B-3         $4,367,000         Sub     Group I and II    1.30%      LIBOR + [ ]%     4.04     08/08 - 01/11    BBB-/Baa3
---------------- --------------- ----------- -------------- ---------- ----------------- --------- -------------- ---------------
     TOTAL       $862,232,000
---------------------------------------------------------------------------------------------------------------------------------
Overview of the Non-offered Certificates
----------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
      B-4         $4,367,070         Sub     Group I and II    0.80%          [ ]%          N/A         N/A            N/A
---------------------------------------------------------------------------------------------------------------------------------

(1) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%. The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled one month forward at 6% CPR.
(2) The Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates are entitled to receive principal payments primarily from the primary collateral group indicated. Under certain circumstances, the Class 1A1, Class 1A2, Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates may receive principal payments from the other collateral group.
(3)  Fully funded overcollateralization of approximately 0.80%.
(4) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.
(5) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Optional Clean-up Call on all certificates.
(6) The stated final maturity date for the certificates is the Distribution Date in August 2035.

Selected Mortgage Pool Data (7)
-------------------------------

----------------------------------------------------------------------------------------------------------------
                                             Group I                  Group II                 Aggregate
Scheduled Principal Balance:             $147,616,547             $730,579,382             $878,195,929
Number of Mortgage Loans:                         674                    2,256                    2,930
Average Scheduled Principal Balance:         $219,016                 $323,838                 $299,726
Interest Only Loans:                           84.04%                   92.06%                   90.71%
Weighted Average Gross Coupon:                 5.882%                   5.930%                   5.922%
Weighted Average Net Coupon(8):                5.548%                   5.607%                   5.597%
Weighted Average FICO Score:                      713                      714                      714
Weighted Average Original LTV Ratio:           76.69%                   75.36%                   75.58%
Weighted Average Stated Remaining
Term (months):                                    358                      359                      359
Weighted Average Seasoning (months):                2                        1                        1
Weighted Average Months to Roll:                   26                       50                       46
Weighted Average Gross Margin:                  2.53%                    2.35%                    2.38%
Weighted Average Initial Rate Cap:              5.86%                    5.32%                    5.41%
Weighted Average Periodic Rate Cap:             4.12%                    2.53%                    2.79%
Weighted Average Gross Maximum
Lifetime Rate:                                 12.05%                   11.42%                   11.53%
----------------------------------------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by Countrywide Home Loans, Inc. ("Countrywide") (28.35%), GMAC Mortgage Corporation ("GMAC") (19.48%), GreenPoint Mortgage Funding, Inc. ("GreenPoint") (12.77%), National City Mortgage Co. ("NatCity") (3.94%), or purchased through the Goldman Sachs Residential Mortgage Conduit (35.46%).

o The Mortgage Loans will be serviced or sub-serviced by Countrywide Home Loans Servicing, LP (63.81%), GMAC Mortgage Corporation (19.48%), GreenPoint Mortgage Funding, Inc. (12.77%) and National City Mortgage Company (3.94%).

o Credit support for the certificates will be provided through a senior/subordinate structure, upfront fully funded overcollateralization of approximately 0.80%, excess spread and mortgage insurance.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $862,232,000 and a term of 58 months beginning on the first Distribution Date. The trust fund will receive a payment under the corridor contract with respect to any Distribution Date on which one-month LIBOR exceeds the applicable lower collar with respect to such Distribution Date with an upper collar of 10%. (See Appendix A for Interest Rate Corridor details).

o None of the Mortgage Loans are classified as (a) "high cost" loans under the Home Ownership and Equity Protection Act of 1994, as amended or (b) "high cost" loans under any other applicable state, federal or local law.

o None of the Mortgage Loans secured by a property in the state of Georgia were originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA0509 and on Bloomberg as GSAA 05-9.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.



Time Table
----------

Expected Closing Date:              July 28, 2005

Cut-off Date:                       July 1, 2005

Statistical Calculation Date:       June 1, 2005

Expected Pricing Date:              On or before July 18, 2005

First Distribution Date:            August 25, 2005


Key Terms
---------

Offered Certificates:                 Class A, Class M, Class B-1, Class B-2 and
                                      Class B-3 Certificates

Non-Offered Certificates:             Class B-4 Certificates

LIBOR Certificates:                   Class A, Class M, Class B-1, Class B-2 and
                                      Class B-3 Certificates

Principal Certificates:               Class A, Class M and Class B Certificates

Class A Certificates:                 Class 1A and Class 2A Certificates

Class 1A Certificates:                Class 1A1 and Class 1A2 Certificates

Class 2A Certificates:                Class 2A1, Class 2A2, Class 2A3 and
                                      Class 2A4 Certificates

Class M Certificates:                 Class M-1, Class M-2, Class M-3,
                                      Class M-4, Class M-5 and Class M-6
                                      Certificates

Class B Certificates:                 Class B-1, Class B-2, Class B-3 and
                                      Class B-4 Certificates

Class R Certificates:                 Class R-1 and Class R-2 Certificates

Depositor:                            GS Mortgage Securities Corp.

Subordinate Certificates:             Class M and Class B Certificates

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Underwriter:                          Goldman, Sachs & Co.

Servicers:                            Countrywide, GMAC, GreenPoint, NatCity and
                                      Wells Fargo as Master Servicer

Trustee:                              HSBC Bank USA, National Association

Securities Administrator:             Wells Fargo Bank, N.A.

Master Servicer:                      Wells Fargo Bank, N.A.

Custodians:                           Deutsche Bank National Trust Company
                                      (64.54%) and JPMorgan Chase Bank, N.A.
                                      (35.46%)

Interest Rate Corridor Provider:      Goldman Sachs Capital Markets L.P., as the
                                      cap provider. The short term unsecured
                                      debt obligations of the guarantor of the cap provider, The Goldman Sachs Group,
                                      Inc., are rated "P-1" by Moody's, "A-1"
                                      by S&P, and "F1+" by Fitch. The long
                                      term unsecured debt obligations of the
                                      guarantor of the cap provider are rated
                                      "Aa3" by Moody's, "A+" by S&P, and "AA-" by Fitch.

Interest Rate Corridor:               This transaction will have a one-month
                                      LIBOR interest rate corridor available
                                      to pay Basis Risk Carry forward Amounts
                                      on all the LIBOR Certificates. The
                                      Interest Rate Corridor will have an
                                      initial notional amount of $862,232,000
                                      and a term of 58 months beginning on the first distribution date.

Servicing Fees:                       25.0 bps (32.90%)

                                      25.0 bps, increasing to 37.5 bps after the
                                        initial interest rate adjustment date
                                        (10.80%)

                                      37.5 bps (56.30%)

Distribution Date:                    25th day of the month or the next Business
                                      Day

Record Date:                          For any Distribution Date, the last
                                      Business Day of the Interest Accrual
                                      Period.

Delay Days:                           24 days on the Non-Offered Certificates

                                      0 day delay on the Offered Certificates

Prepayment Period:                    The calendar month prior to the
                                      Distribution Date

Due Period:                           The period commencing on the
                                      second day of the calendar month
                                      preceding the month in which the
                                      Distribution Date occurs and ending on
                                      the first day of the calendar month in
                                      which Distribution Date occurs.

Day Count:                            Actual/360 basis for the LIBOR
                                      Certificates and 30/360 basis for the
                                      Non-Offered Certificates.

Interest Accrual Period:              For the LIBOR Certificates, from the prior
                                      Distribution Date to the day prior to
                                      the current Distribution Date except for the initial accrual period for which interest will accrue from the Closing
                                      Date. For the Non-Offered Certificates,
                                      the calendar month immediately preceding the then current Distribution Date.

Pricing Prepayment Assumption:        30% CPR

Group I Mortgage Loans:               Approximately $147,616,547 of Mortgage
                                      Loans with original principal balances
                                      that conform to the original principal
                                      balance limits for one- to four-family
                                      residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Group II Mortgage Loans:              Approximately $730,579,382 of Mortgage
                                      Loans with original principal balances
                                      that may or may not conform to the
                                      original principal balance limits for
                                      one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Excess Spread:                        The initial weighted average net coupon of
                                      the mortgage pool will be greater than
                                      the interest payments on the Principal
                                      Certificates, resulting in excess cash
                                      flow calculated in the following manner
                                      based on the collateral as of the
                                      Statistical Calculation Date rolled one
                                      month forward at 6% CPR.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                      Initial Gross WAC (1):                                              5.9217%

                                        Less Fees & Expenses (2):                                         0.3245%
                                                                                                    -------------------
                                      Net WAC (1):                                                        5.5972%

                                        Less Initial Principal Certificate Coupon (Approx.)(1)(3):        3.5630%
                                                                                                    -------------------
                                      Initial Excess Spread (1):                                          2.0342%

                                      (1) This amount will vary on each
                                          distribution date based on changes to
                                          the weighted average interest rate on
                                          the Mortgage Loans as well as any
                                          changes in day count.

                                      (2) Includes the Servicing Fee and any
                                          lender-paid mortgage insurance.

                                      (3) Assumes 1-month LIBOR equal to
                                          3.34%, initial marketing spreads and a
                                          30-day month. This amount will vary on
                                          each distribution date based on
                                          changes to the weighted average
                                          Pass-Through Rates on the Principal
                                          Certificates as well as any changes in
                                          day count.

Servicer Advancing:                   Yes, as to principal and interest, subject
                                      to recoverability.

Compensating Interest:                Each Servicer, with the exception of GMAC,
                                      shall provide Compensating Interest
                                      equal to the lesser of (A) the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related
                                      Distribution Date resulting from
                                      voluntary principal prepayments on the
                                      Mortgage Loans during the related
                                      Prepayment Period and (B) (i) half of
                                      its aggregate Servicing Fee received for the related Distribution Date in the case of Countrywide and GreenPoint or
                                      (ii) its aggregate Servicing Fee
                                      received for the related Distribution
                                      Date in the case of NatCity. GMAC shall
                                      provide Compensating Interest equal to
                                      the aggregate of the prepayment interest shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                      Mortgage Loans during the related
                                      Prepayment Period.

Optional Clean-up Call:               The transaction has a 10% optional
                                      clean-up call.

Retention of Servicing:               Although the Depositor will transfer all
                                      right, title and interest in the
                                      Mortgage Loans to the trust, with
                                      respect to certain of the Mortgage Loans the Depositor or an affiliate of the Depositor will retain the right to terminate the Servicer of those Mortgage
                                      Loans without cause and transfer the
                                      servicing to a third party. The Mortgage
                                      Loans affected by this right will be
                                      serviced as of the Closing Date by
                                      Countrywide and represent approximately
                                      35.46% of the aggregate principal
                                      balance of the Mortgage Loans as of the
                                      Statistical Calculation Date. Should the
                                      Depositor or such affiliate choose to do so, the transfer must meet certain conditions set forth in the master servicing and trust agreement, including that the Depositor or such affiliate of the Depositor must provide 30 days' notice, the terminated Servicer must be reimbursed for any unreimbursed Monthly
                                      Advances, Servicing Fees and any related expenses, and the replacement Servicer must be qualified to service mortgage loans for Fannie Mae and Freddie Mac.
                                      Any such successor must be reasonably
                                      acceptable to the Master Servicer, and
                                      requires the receipt of confirmation
                                      from the Rating Agencies that the
                                      transfer of the servicing of these
                                      Mortgage Loans will not result in a
                                      downgrade, qualification or withdrawal
                                      of the then current rating of the
                                      Certificates.

Rating Agencies:                      Standard & Poor's Ratings Services, a
                                      division of The McGraw Hill Companies,
                                      Inc., and Moody's Investors Service,
                                      Inc.

Minimum Denomination:                 $50,000 with regard to each of the Offered
                                      Certificates.

Legal Investment:                     It is anticipated that Class A, Class M-1,
                                      Class M-2, Class M-3, Class R-1 and
                                      Class R-2 Certificates will be SMMEA
                                      eligible.

ERISA Eligible:                       Underwriter's exemption is expected to
                                      apply to the Offered Certificates.
                                      However, prospective purchasers should
                                      consult their own counsel.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Tax Treatment:                        All Principal Certificates represent REMIC
                                      regular interests and, to a limited
                                      extent, interests in certain basis risk
                                      interest carryover payments pursuant to
                                      the payment priorities in the
                                      transaction; the trustee will treat this interest in certain basis risk interest carryover payments for tax purposes as a position in an interest rate cap contract. The Class R-1 and Class R-2
                                      Certificates each represent the residual interest in a REMIC.

Prospectus:                           The Offered Certificates will be offered
                                      pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                      "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                      PLEASE SEE "RISK FACTORS" IN THE
                                      PROSPECTUS FOR A DESCRIPTION OF
                                      INFORMATION THAT SHOULD BE CONSIDERED IN
                                      CONNECTION WITH AN INVESTMENT IN THE
                                      OFFERED CERTIFICATES.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Certificates
-----------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section "Principal Distributions on the Offered Certificates". Prior to the Step-Down Date or so long as a Trigger Event is in effect, all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates and Non-Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates and Non-Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to maintain the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the LIBOR Certificates, at a rate of one-month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a Loan Group Cap. Interest will be paid monthly on the Non-Offered Certificates at a specified rate that will step up after the date on which the Optional Clean-up Call is exercisable, subject to the WAC Cap. The interest paid to each class will be reduced by their allocable share of prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statute) allocated to such class. Any reductions in the Pass-Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass-Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates. Such carry forward amount will not be paid back after the certificate principal balance of the applicable class has been reduced to zero.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 0.80% overcollateralization (fully funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 1.60% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), and (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates.

Mortgage Insurance. As of the Statistical Calculation Date, all of the Mortgage Loans with original LTVs greater than 80% are covered by borrower and/or lender paid mortgage insurance.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

 (x) the Distribution Date occurring in August 2008; and
(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 14.30%.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


-----------------------------------------------------------------------------------------------------------------
                Class                    Initial Subordination Percentage         Step-Down Date Percentage
-------------------------------------- -------------------------------------- -----------------------------------
                  A                                    7.15%                                14.30%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-1                                   5.80%                                11.60%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-2                                   4.80%                                9.60%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-3                                   4.30%                                8.60%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-4                                   3.80%                                7.60%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-5                                   3.30%                                6.60%
-------------------------------------- -------------------------------------- -----------------------------------
                 M-6                                   2.80%                                5.60%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-1                                   2.30%                                4.60%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-2                                   1.80%                                3.60%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-3                                   1.30%                                2.60%
-------------------------------------- -------------------------------------- -----------------------------------
                 B-4                                   0.80%                                1.60%
-------------------------------------- -------------------------------------- -----------------------------------

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period, the aggregate amount of Realized Losses incurred since the Cut-off Date through the last day of the related Prepayment Period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:



-----------------------------------------------------------------------------------------------------------------
          Distribution Date                              Cumulative Realized Loss Percentage:
-------------------------------------- --------------------------------------------------------------------------
       August 2007 - July 2008          0.50% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 0.521% in September 2007)
-------------------------------------- --------------------------------------------------------------------------
       August 2008 - July 2009          0.75% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately 0.771% in September 2008)
-------------------------------------- --------------------------------------------------------------------------
       August 2009 - July 2010          1.00% for the first month, plus an additional 1/12th of 0.200% for each month thereafter (e.g., approximately 1.017% in September 2009)
-------------------------------------- --------------------------------------------------------------------------
     August 2010 and thereafter                                          1.20%
-------------------------------------- --------------------------------------------------------------------------

Group I Sequential Trigger Event. A Group I Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 0.75%, or if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Group II Sequential Trigger Event. A Group II Sequential Trigger Event is in effect on any Distribution Date if, before the 37th Distribution Date, (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds 40% of the prior period's Credit Enhancement Percentage for the Class A Certificates (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy), (ii), the aggregate amount of Realized Losses incurred since the Cut-Off Date through the last day of the related Prepayment Period divided by the aggregate Stated Principal Balance of the mortgage loans as of the Cut-off Date exceeds 0.75%, or (iii) if, on or after the 37th Distribution Date, a Trigger Event is in effect.

Step-Up Coupons. For all Principal Certificates the coupon will increase after the first distribution date on which the Optional Clean-Up Call is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance, the margin for the Class M and Class B Certificates other than the Class B-4 Certificates will increase to 1.5 times the margin at issuance, and the Pass-Through Rate on the Class B-4 Certificates will increase by 0.50% per annum.

Class 1A1 Pass-Through Rate. The Class 1A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class 1A2 Pass-Through Rate. The Class 1A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class 2A1 Pass-Through Rate. The Class 2A1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A2 Pass-Through Rate. The Class 2A2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A3 Pass-Through Rate. The Class 2A3 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class 2A4 Pass-Through Rate. The Class 2A4 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable), (ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-6 Pass-Through Rate. The Class M-6 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-3 Pass-Through Rate. The Class B-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class B-4 Pass-Through Rate. The Class B-4 Certificates will accrue interest at a fixed rate equal to the lesser of (i) [ ]% (increasing by [ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis with respect to the LIBOR Certificates and on a 30/360 day basis with respect to the Non-Offered Certificates).

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and any lender-paid mortgage insurance (calculated on an actual/360 day basis).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees in respect of such Mortgage Loan.

Class 1A1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 1A1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap). In the event any Class 1A1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 1A2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 1A2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap). In the event any Class 1A2 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A2 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class 2A3 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A3 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A3 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class 2A4 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class 2A4 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap). In the event any Class 2A4 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap). In the event any Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Principal Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

     (i)  Concurrently,

          (A) from the Interest Remittance Amount related to the Group I Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 1A Certificates), to each class of the Class 1A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 1A Certificates from prior Distribution Dates; and

          (B) from the Interest Remittance Amount related to the Group II Mortgage Loans, pro rata (based on the accrued and unpaid interest distributable to each class of the Class 2A Certificates), to each class of the Class 2A Certificates, the related accrued certificate interest and any unpaid accrued certificate interest amount for each class of the Class 2A Certificates from prior Distribution Dates;

          provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

     (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

    (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, the Principal Distribution Amount will be allocated in the following order of priority:

(a) concurrently, (x) to the Class R-1 Certificates, the Group I Principal Distribution Amount, and (y) to the Class R-2 Certificates, the Group II Principal Distribution Amount, in each case until their respective certificate principal balances have been reduced to zero,

(b)  concurrently,

     (i) concurrently, to the Class 1A1 and Class 1A2 Certificates, the Group I Principal Distribution Amount, allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero, and

     (ii) to the Class 2A Certificates, the Group II Principal Distribution Amount, in the following order of priority:

          (x) sequentially, to the Class 2A1 and Class 2A2 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

          (y) concurrently, to the Class 2A3 and Class 2A4 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A3 and Class 2A4 Certificates will be allocated first, to the Class 2A3 Certificates, until its certificate principal balance has been reduced to zero and, then, to the Class 2A4 Certificates, until its certificate principal balance has been reduced to zero,

(c) provided, that if after making distributions pursuant to paragraphs (i) and (ii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A Certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class and the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (b) to the Class A Certificates on that Distribution Date, and the amount of principal distributable to the Class A Certificates on all subsequent Distribution Dates pursuant to this subsection (b), will be required to be distributed to the other Class A Certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective certificate principal balances have been reduced to zero;

(d) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraphs (a), (b) and (c) will be distributed in the following order of priority:

     (i) from any remaining Principal Distribution Amount, to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero, and

     (ii) from any remaining Principal Distribution Amount, to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Step-Down Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a)  Concurrently,

     (i) to the Class 1A Certificates, allocated pro rata among these Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount determined in accordance

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

          with the Class A Principal Allocation Percentage for these classes, until their respective certificate principal balances have been reduced to zero, and

     (ii) to the Class 2A Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount allocable to the Class 2A Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, allocated in the following order of priority:

          (x) sequentially, to the Class 2A1 and Class 2A2 Certificates, in that order, until their respective certificate principal balances have been reduced to zero; and

          (y) concurrently, to the Class 2A3 and Class 2A4 Certificates, allocated pro rata among these certificates, until their respective certificate principal balances have been reduced to zero,

(b) provided, that if after making distributions pursuant to paragraphs (i) and (ii) above on any Distribution Date (without giving effect to this proviso) the certificate principal balance of any class of Class A certificates is reduced to zero (considering the Class 1A1 and Class 1A2 Certificates as one class and the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates as one class for the purposes of this proviso only), then the remaining amount of principal distributable pursuant to this subsection (b) to the Class A certificates on that Distribution Date, and the amount of principal distributable to the Class A certificates on all subsequent Distribution Dates pursuant to this subsection (b), will be required to be distributed to the other Class A certificates remaining outstanding (in accordance with the paragraphs (i) and (ii) above, as applicable), until their respective certificate principal balances have been reduced to zero; and

(c) the portion of the available Principal Distribution Amount remaining after making the distributions described above in paragraphs (a) and (b) will be distributed sequentially in the following order of priority:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero, and

     (ii) sequentially, in ascending numerical order, to the Class B Certificates, the lesser of the remaining Principal Distribution Amount and the Principal Distribution Amount for each class, until their certificate principal balances have been reduced to zero.

Notwithstanding the allocation of principal to the Class A Certificates described above, from and after the Distribution Date on which the aggregate certificate principal balances of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates and the certificate principal balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class 1A Certificates, on the one hand, and the Class 2A Certificates, on the other hand, based on their respective certificate principal balances, with the principal allocated to the Class 1A1 and Class 1A2 Certificates being allocated pro rata among these Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group I Sequential Trigger Event is in effect, principal distributions to the Class 1A1 and Class 1A2 Certificates will be allocated first to the Class 1A1 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 1A2 Certificates, until its certificate principal balance has been reduced to zero, and the principal allocated to the Class 2A Certificates, being allocated pro rata among the Class 2A1, Class 2A2, Class 2A3 and Class 2A4 Certificates, until their respective certificate principal balances have been reduced to zero, with the exception that if a Group II Sequential Trigger Event is in effect, principal distributions to the Class 2A3 and Class 2A4 Certificates will be allocated first to the Class 2A3 Certificates, until its certificate principal balance has been reduced to zero, and then to the Class 2A4 Certificates, until its certificate principal balance has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

     (i) sequentially, in ascending numerical order, to the Class M Certificates, their unpaid interest shortfall amount,

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

     (ii) sequentially, in ascending numerical order, to the Class B Certificates, their unpaid interest shortfall amount,

    (iii) concurrently, any Class 1A1 Basis Risk Carry Forward Amount to the Class 1A1 Certificates, any Class 1A2 Basis Risk Carry Forward Amount to the Class 1A2 Certificates, any Class 2A1 Basis Risk Carry Forward Amount to the Class 2A1 Certificates, any Class 2A2 Basis Risk Carry Forward Amount to the Class 2A2 Certificates, any Class 2A3 Basis Risk Carry Forward Amount to the Class 2A3 Certificates, any Class 2A4 Basis Risk Carry Forward Amount to the Class 2A4 Certificates, pro rata based on their respective certificate principal balances,

     (iv) sequentially, to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class B-4 Certificates, any Basis Risk Carry Forward Amounts for such classes, and

     (v) (A) from any available Interest Rate Corridor payments, concurrently and pro rata (based on their respective certificate principal balances immediately prior to such distribution date) to the Class 1A and Class 2A Certificates up to their respective unpaid Basis Risk Carry Forward Amounts (provided that, if for any distribution date, after the allocation of the remaining unpaid Basis Risk Carry Forward Amounts to the Class A Certificates, the remaining unpaid Basis Risk Carry Forward Amount for any of the Class A Certificates is reduced to zero, any amount of remaining unpaid Basis Risk Carry Forward Amount that would have been allocated to that Class A Certificate for that Distribution Date will instead be allocated, pro rata, based on their respective remaining unpaid Basis Risk Carry Forward Amounts, to the other Class A Certificates to the extent the other Class A Certificates have any remaining unpaid Basis Risk Carry Forward Amounts), (B) from any remaining Interest Rate Corridor payments, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class B-1, Class B-2 and Class B-3 Certificates, in that order, in each case, up to their respective remaining Basis Risk Carry Forward Amounts, and (C) from any remaining Interest Rate Corridor Payments from the Interest Rate Corridor, after the distributions to the certificates in this paragraph, such remaining amount is required to be distributed as set forth in the master servicing and trust agreement.

Net Monthly Excess Cashflow. For any Distribution Date, the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.

Allocation of Realized Losses. All Realized Losses on the Mortgage Loans will be allocated sequentially on each Distribution Date in the following order of priority, (i) to the excess cash flow, (ii) in reduction of the overcollateralization amount, and (iii) sequentially, to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, in that order. An allocation of any Realized Losses to a subordinate or mezzanine certificate on any Distribution Date will be made by reducing its certificate principal balance, after taking into account all distributions made on such Distribution Date.

Once realized losses are allocated sequentially to the Class B-4, Class B-3, Class B-2, Class B-1, Class M-6, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. Realized Losses will not be allocated to reduce the certificate principal balance of any class of the Class A Certificates.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class 1A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and (ii) in the case of the Class 2A Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Principal Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the Servicing Fee and any lender-paid mortgage insurance.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Accrued Certificate Interest. For any Distribution Date and each class of Principal Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related certificate principal balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of
(i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 1A Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class 2A Certificates.

Principal Remittance Amount.  On any Distribution Date, the sum of:

     (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

     (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

    (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

     (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

     (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

     (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less the Servicing Fee and any lender-paid mortgage insurance) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered and Non-Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate certificate principal balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 85.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the certificate principal balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 88.40% and
(ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and
(C) the certificate principal balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 90.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the certificate principal balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 91.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the certificate principal balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 92.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), and (F) the certificate principal balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 93.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class M-6 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the certificate principal balance of the Class M-6 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 94.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), and (H) the certificate principal balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 95.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (I) the certificate principal balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 96.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates
This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), and (J) the certificate principal balance of the Class B-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 97.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

Class B-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate certificate principal balance of the Class A Certificates (after taking into account any payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the certificate principal balance of the Class M-1 Certificates (after taking into account any payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the certificate principal balance of the Class M-2 Certificates (after taking into account any payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the certificate principal balance of the Class M-3 Certificates (after taking into account any payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the certificate principal balance of the Class M-4 Certificates (after taking into account any payment of the Class M-4 Principal Distribution Amount on such Distribution
Date), (F) the certificate principal balance of the Class M-5 Certificates (after taking into account any payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the certificate principal balance of the Class M-6 Certificates (after taking into account any payment of the Class M-6 Principal Distribution Amount on such Distribution Date), (H) the certificate principal balance of the Class B-1 Certificates (after taking into account any payment of the Class B-1 Principal Distribution Amount on such Distribution Date), (I) the certificate principal balance of the Class B-2 Certificates (after taking into account any payment of the Class B-2 Principal Distribution Amount on such Distribution Date), (J) the certificate principal balance of the Class B-3 Certificates (after taking into account any payment of the Class B-3 Principal Distribution Amount on such Distribution Date), and
(K) the certificate principal balance of the Class B-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) 98.40% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1) (2)
-------------------------------------------------


 Product         No Penalty    1-12 Months   13-24 Months    25-36 Months   37-48 Months     49-60 Months       Total
-------------- -------------- ------------- -------------- --------------- --------------- ---------------- ----------------
1 Month ARM      $24,935,362      $495,956             $0     $11,109,494      $1,000,000               $0     $37,540,811
1 Year ARM       $36,045,523            $0             $0      $4,990,065              $0               $0     $41,035,589
2 Year ARM       $21,764,810    $1,515,852     $9,082,660        $570,386              $0         $264,250     $33,197,959
3 Year ARM       $83,278,823    $1,526,202       $715,131     $17,986,872              $0               $0    $103,507,028
5 Year ARM      $491,094,912   $45,428,966       $334,666     $35,181,313              $0      $13,644,163    $585,684,020
6 Month ARM      $35,772,676   $14,563,816     $3,559,232     $15,862,771              $0         $688,729     $70,447,223
7 Year ARM        $6,783,299            $0             $0              $0              $0               $0      $6,783,299
-------------- -------------- ------------- -------------- --------------- --------------- ---------------- ----------------
TOTAL           $699,675,405   $63,530,792    $13,691,689     $85,700,902      $1,000,000      $14,597,142    $878,195,929
============== ============== ============= ============== =============== =============== ================ ================


 Product         No Penalty    1-12 Months   13-24 Months    25-36 Months   37-48 Months     49-60 Months
-------------- -------------- ------------- -------------- --------------- --------------- ----------------
1 Month ARM            2.84%         0.06%          0.00%           1.27%           0.11%            0.00%
1 Year ARM             4.10%         0.00%          0.00%           0.57%           0.00%            0.00%
2 Year ARM             2.48%         0.17%          1.03%           0.06%           0.00%            0.03%
3 Year ARM             9.48%         0.17%          0.08%           2.05%           0.00%            0.00%
5 Year ARM            55.92%         5.17%          0.04%           4.01%           0.00%            1.55%
6 Month ARM            4.07%         1.66%          0.41%           1.81%           0.00%            0.08%
7 Year ARM             0.77%         0.00%          0.00%           0.00%           0.00%            0.00%
-------------- ----------------- ------------ ------------- ----------------- ------------- ---------------
TOTAL                 79.67%         7.23%          1.56%           9.76%           0.11%            1.66%
============== ============== ============= ============== =============== =============== ================

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.

(2)  Columns may not add up due to rounding.


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumption (as defined on page 3 above) is applied.
o 1-month, 6-month, 1 Year Forward LIBOR curves and 1 Year Forward CMT curve (as of close on July 7, 2005) are used.
o    33% loss severity.
o    There is a 6-month lag in recoveries.
o Priced to call with collateral losses calculated through the life of the applicable bond.
o    All Offered Certificates are priced at par.
o All payments are assumed to be made on the 25th of the month regardless of business days.
o Based on the collateral as of the Statistical Calculation Date rolled one month forward at 6% CPR.
o    Based upon initial marketing structure and spreads.


----------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss          LIBOR Flat               0% Return
----------------------------------------------------------------------------------------------------------------
    Class M-1     CDR (%)                                12.18                    12.23                   12.70
                  Yield (%)                             4.6780                   4.2772                  0.0613
                  WAL (years)                             4.83                     4.83                    4.76
                  Modified Duration
                  (years)                                 4.30                     4.30                    4.36
                  Principal Window               May10 - May10            May10 - May10           May10 - May10
                  Principal Writedown        $4,802.00 (0.04%)      $257,265.27 (2.18%)  $2,616,459.52 (22.19%)
                  Total Collat Loss     $68,120,151.60 (7.80%)   $68,360,719.53 (7.83%)  $70,607,856.87 (8.08%)
----------------------------------------------------------------------------------------------------------------
    Class M-2     CDR (%)                                10.37                    10.41                   10.78
                  Yield (%)                             4.6719                   4.2394                  0.1336
                  WAL (years)                             5.08                     5.07                    4.93
                  Modified Duration
                  (years)                                 4.49                     4.50                    4.49
                  Principal Window               Aug10 - Aug10            Aug10 - Aug10           Jul10 - Jul10
                  Principal Writedown       $22,742.03 (0.26%)      $235,785.63 (2.70%)  $1,989,090.68 (22.77%)
                  Total Collat Loss     $60,194,227.23 (6.89%)   $60,397,309.37 (6.91%)  $61,945,418.78 (7.09%)
----------------------------------------------------------------------------------------------------------------
    Class M-3     CDR (%)                                 9.53                     9.54                    9.71
                  Yield (%)                             4.5524                   4.3351                  0.1986
                  WAL (years)                             5.16                     5.16                    5.11
                  Modified Duration
                  (years)                                 4.56                     4.56                    4.61
                  Principal Window               Sep10 - Sep10            Sep10 - Sep10           Sep10 - Sep10
                  Principal Writedown       $47,920.24 (1.10%)      $102,389.12 (2.34%)  $1,026,598.84 (23.51%)
                  Total Collat Loss     $56,170,799.39 (6.43%)   $56,222,847.42 (6.44%)  $57,105,622.35 (6.54%)
----------------------------------------------------------------------------------------------------------------
    Class M-4     CDR (%)                                 8.71                     8.73                    8.90
                  Yield (%)                             4.6828                   4.2451                  0.0245
                  WAL (years)                             5.24                     5.24                    5.18
                  Modified Duration
                  (years)                                 4.61                     4.61                    4.66
                  Principal Window               Oct10 - Oct10            Oct10 - Oct10           Oct10 - Oct10
                  Principal Writedown       $42,438.46 (0.97%)      $153,873.17 (3.52%)  $1,099,161.65 (25.17%)
                  Total Collat Loss     $52,121,565.19 (5.97%)   $52,228,215.65 (5.98%)  $53,132,506.93 (6.08%)
----------------------------------------------------------------------------------------------------------------
    Class M-5     CDR (%)                                 7.91                     7.93                    8.10
                  Yield (%)                             4.7380                   4.2990                  0.0466
                  WAL (years)                             5.33                     5.32                    5.25
                  Modified Duration
                  (years)                                 4.67                     4.67                    4.72
                  Principal Window               Nov10 - Nov10            Nov10 - Nov10           Nov10 - Nov10
                  Principal Writedown       $37,747.74 (0.86%)      $151,692.41 (3.47%)  $1,117,360.02 (25.59%)
                  Total Collat Loss     $48,050,165.10 (5.50%)   $48,159,433.60 (5.51%)  $49,085,892.73 (5.62%)
----------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.



                                     A-19

----------------------------------------------------------------------------------------------------------------
                                       First Dollar of Loss         LIBOR Flat                0% Return
----------------------------------------------------------------------------------------------------------------
    Class M-6     CDR (%)                                7.13                     7.15                     7.32
                  Yield (%)                            4.8738                   4.4368                   0.1700
                  WAL (years)                            5.41                     5.41                     5.32
                  Modified Duration
                  (years)                                4.72                     4.73                     4.77
                  Principal Window              Dec10 - Dec10            Dec10 - Dec10            Dec10 - Dec10
                  Principal Writedown      $22,114.67 (0.51%)      $137,980.76 (3.16%)   $1,122,384.49 (25.70%)
                  Total Collat Loss    $43,960,430.25 (5.03%)   $44,072,365.29 (5.04%)   $45,021,402.04 (5.15%)
----------------------------------------------------------------------------------------------------------------
    Class B-1     CDR (%)                                6.37                     6.42                     6.58
                  Yield (%)                            5.4177                   4.3049                   0.1151
                  WAL (years)                            5.49                     5.48                     5.35
                  Modified Duration
                  (years)                                4.71                     4.72                     4.76
                  Principal Window              Jan11 - Jan11            Jan11 - Jan11            Jan11 - Jan11
                  Principal Writedown      $22,868.30 (0.52%)      $320,091.60 (7.33%)   $1,268,300.14 (29.04%)
                  Total Collat Loss    $39,856,297.80 (4.56%)   $40,142,801.23 (4.60%)   $41,057,011.17 (4.70%)
----------------------------------------------------------------------------------------------------------------
    Class B-2     CDR (%)                                5.64                     5.69                     5.85
                  Yield (%)                            5.5221                   4.3817                   0.0449
                  WAL (years)                            5.58                     5.56                     5.38
                  Modified Duration
                  (years)                                4.74                     4.75                     4.79
                  Principal Window              Feb11 - Feb11            Feb11 - Feb11            Feb11 - Feb11
                  Principal Writedown      $50,824.62 (1.16%)       358,723.05 (8.21%)   $1,337,888.42 (30.64%)
                  Total Collat Loss    $35,800,729.38 (4.10%)    36,094,040.33 (4.13%)   $37,029,938.51 (4.24%)
----------------------------------------------------------------------------------------------------------------
    Class B-3     CDR (%)                                4.94                     5.00                     5.15
                  Yield (%)                            5.8441                   4.4016                   0.0837
                  WAL (years)                            5.66                     5.63                     5.40
                  Modified Duration
                  (years)                                4.77                     4.78                     4.82
                  Principal Window              Mar11 - Mar11            Mar11 - Mar11            Mar11 - Mar11
                  Principal Writedown      $13,780.54 (0.32%)      $406,963.71 (9.32%)   $1,374,243.87 (31.47%)
                  Total Collat Loss    $31,802,361.96 (3.64%)   $32,162,471.72 (3.68%)   $33,060,126.66 (3.78%)
----------------------------------------------------------------------------------------------------------------

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Available Funds Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR, six-month LIBOR, one-year LIBOR and one-year CMT remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.

Distribution                Available     Group I      Group II      Effective
  Period      Distribution  Funds Cap    Available     Available     Available
 (months)         Date         (%)      Funds Cap(%)  Funds Cap(%)  Funds Cap(%)
------------  ------------  ---------   ------------  ------------  ------------
     1         25-Aug-05     5.99692       5.94458       6.00750      10.22211
     2         25-Sep-05     5.68462       6.08542       5.60366      10.22211
     3         25-Oct-05     5.87413       6.28839       5.79045      10.22211
     4         25-Nov-05     5.88516       6.51903       5.75713      10.20658
     5         25-Dec-05     6.36541       7.30543       6.17555      10.21528
     6         25-Jan-06     6.16908       7.09692       5.98170      10.21902
     7         25-Feb-06     6.17217       7.09712       5.98538      10.22211
     8         25-Mar-06     6.83535       7.85775       6.62890      10.22211
     9         25-Apr-06     6.17391       7.09752       5.98742      10.22211
     10        25-May-06     6.44297       7.50151       6.22925      10.20869
     11        25-Jun-06     6.35777       7.60598       6.10578      10.21548
     12        25-Jul-06     6.57959       7.89109       6.31484      10.17159
     13        25-Aug-06     6.37046       7.63682       6.11483      10.13017
     14        25-Sep-06     6.37218       7.63709       6.11686      10.08398
     15        25-Oct-06     6.58465       7.89195       6.32079      10.03157
     16        25-Nov-06     6.37286       7.63818       6.11750      10.03731
     17        25-Dec-06     6.58747       7.90169       6.32224      10.03160
     18        25-Jan-07     6.37831       7.64945       6.12180      10.03958
     19        25-Feb-07     6.39210       7.73144       6.12184      10.03691
     20        25-Mar-07     7.13151       8.74244       6.80647      10.01691
     21        25-Apr-07     6.46089       7.96093       6.15823      10.03809
     22        25-May-07     6.69718       8.22696       6.38854      10.02933
     23        25-Jun-07     6.57794       8.17567       6.25560      10.12827
     24        25-Jul-07     6.80098       8.46308       6.46566      10.12689
     25        25-Aug-07     6.58636       8.21840       6.25712      10.12903
     26        25-Sep-07     6.60219       8.27324       6.26509      10.12895
     27        25-Oct-07     6.83185       8.57468       6.48029      10.12627
     28        25-Nov-07     6.61955       8.29872       6.28084      10.12847
     29        25-Dec-07     6.84233       8.57716       6.49240      10.12525
     30        25-Jan-08     6.62356       8.30476       6.28446      10.12904
     31        25-Feb-08     6.62964       8.34086       6.28449      10.12603
     32        25-Mar-08     7.10584       8.97453       6.72895      10.12150
     33        25-Apr-08     6.65837       8.40974       6.30515      10.13206
     34        25-May-08     7.11313       8.97787       6.73705      10.02893
     35        25-Jun-08     7.30747       9.95561       6.77341      10.22043
     36        25-Jul-08     7.55562      10.30741       7.00069      10.22259
     37        25-Aug-08     7.31503       9.99384       6.77485      10.22034
     38        25-Sep-08     7.31686       9.99704       6.77643      10.22172
     39        25-Oct-08     7.56157      10.33335       7.00270      10.22256
     40        25-Nov-08     7.33724      10.05436       6.78943      10.21690
     41        25-Dec-08     7.59020      10.41913       7.01987      10.21924
     42        25-Jan-09     7.34590      10.08651       6.79341      10.21964
     43        25-Feb-09     7.34678      10.09196       6.79339      10.21828
     44        25-Mar-09     8.13464      11.17334       7.52212      10.21862
     45        25-Apr-09     7.34739      10.09213       6.79416      10.21896
     46        25-May-09     7.60201      10.46604       7.02476      10.22599
     47        25-Jun-09     7.42286      10.28799       6.84543      10.22090

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution                Available     Group I      Group II      Effective
  Period      Distribution  Funds Cap    Available     Available     Available
 (months)         Date         (%)      Funds Cap(%)  Funds Cap(%)  Funds Cap(%)
------------  ------------  ---------   ------------  ------------  ------------
    48         25-Jul-09      7.67171     10.63958       7.07359      10.22086
    49         25-Aug-09      7.42490     10.30056       6.84539      10.22158
    50         25-Sep-09      7.42486     10.30059       6.84537      10.22159
    51         25-Oct-09      7.67232     10.64397       7.07353      10.22157
    52         25-Nov-09      7.42525     10.30337       6.84533      10.22206
    53         25-Dec-09      7.67336     10.65064       7.07349      10.22206
    54         25-Jan-10      7.44194     10.30709       6.86470      10.22205
    55         25-Feb-10      7.44455     10.30712       6.86785      10.22205
    56         25-Mar-10      8.24986     11.41147       7.61296      10.22205
    57         25-Apr-10      7.46265     10.33336       6.88438      10.22540
    58         25-May-10      7.88406     10.72377       7.31208      10.21735
    59         25-Jun-10     10.26448     11.32613      10.05065      10.56227
    60         25-Jul-10     11.13553     11.71713      11.01838      11.46876
    61         25-Aug-10     10.77648     11.33929      10.66309      11.10913
    62         25-Sep-10     10.77833     11.33943      10.66526      11.12155
    63         25-Oct-10     11.13777     11.71755      11.02092      11.50364
    64         25-Nov-10     10.78264     11.33970      10.67035      11.14806
    65         25-Dec-10     11.14462     11.71784      11.02905      11.53427
    66         25-Jan-11     10.78528     11.33998      10.67342      11.17433
    67         25-Feb-11     10.78544     11.34013      10.67356      11.18686
    68         25-Mar-11     11.94182     12.55530      11.81807      12.40042
    69         25-Apr-11     10.78655     11.34174      10.67453      11.21397
    70         25-May-11     11.15067     11.71995      11.03578      11.60661
    71         25-Jun-11     10.79127     11.34203      10.68010      11.24660
    72         25-Jul-11     11.15115     11.72025      11.03625      11.63671
    73         25-Aug-11     10.79160     11.34232      10.68040      11.27656
    74         25-Sep-11     10.79177     11.34247      10.68055      11.29229
    75         25-Oct-11     11.15167     11.72071      11.03672      11.68551
    76         25-Nov-11     10.79212     11.34277      10.68086      11.32536
    77         25-Dec-11     11.15203     11.72102      11.03705      11.72082
    78         25-Jan-12     10.79247     11.34308      10.68117      11.36069
    79         25-Feb-12     10.79265     11.34323      10.68133      11.37926
    80         25-Mar-12     11.53716     12.12569      11.41814      12.18456
    81         25-Apr-12     10.79739     11.34420      10.68679      11.42295
    82         25-May-12     11.15799     11.72250      11.04378      11.82547
    83         25-Jun-12     10.83001     11.34452      10.72590      11.49899
    84         25-Jul-12     11.19121     11.72283      11.08362      11.90509
    85         25-Aug-12     10.83041     11.34484      10.72626      11.54388
    86         25-Sep-12     10.83061     11.34500      10.72645      11.56750
    87         25-Oct-12     11.19184     11.72334      11.08419      11.97835
    88         25-Nov-12     10.83102     11.34533      10.72682      11.61726
    89         25-Dec-12     11.19226     11.72368      11.08458      12.03158
    90         25-Jan-13     10.83143     11.34566      10.72721      11.67059
    91         25-Feb-13     10.83164     11.34583      10.72740      11.69869
    92         25-Mar-13     11.99241     12.56165      11.87698      12.98434
    93         25-Apr-13     10.83335     11.34618      10.72933      11.75932
    94         25-May-13     11.19468     11.72456      11.08718      12.18358

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Distribution                Available     Group I      Group II      Effective
  Period      Distribution  Funds Cap    Available     Available     Available
 (months)         Date         (%)      Funds Cap(%)  Funds Cap(%)  Funds Cap(%)
------------  ------------  ---------   ------------  ------------  ------------
     95         25-Jun-13    10.83378     11.34652      10.72973      11.82293
     96         25-Jul-13    11.19514     11.72492      11.08760      12.25171
     97         25-Aug-13    10.83423     11.34688      10.73014      11.89128
     98         25-Sep-13    10.83445     11.34706      10.73035      11.92735
     99         25-Oct-13    11.19583     11.72548      11.08824      12.36360
    100         25-Nov-13    10.83491     11.34742      10.73077      12.00359
    101         25-Dec-13    11.19631     11.72586      11.08868      12.44532
    102         25-Jan-14    10.83537     11.34779      10.73120      12.08566
    103         25-Feb-14    10.83561     11.34797      10.73142      12.12906
    104         25-Mar-14    11.99683     12.56403      11.88145      13.47850
    105         25-Apr-14    10.83609     11.34835      10.73186      12.22093
    106         25-May-14    11.19754     11.72682      11.08982      12.67855
    107         25-Jun-14    10.83658     11.34873      10.73231      12.32010
    108         25-Jul-14    11.19805     11.72722      11.09029      12.78506
    109         25-Aug-14    10.83707     11.34912      10.73277      12.42728
    110         25-Sep-14    10.83732     11.34932      10.73300      12.48411
    111         25-Oct-14    11.19883     11.72783      11.09101      12.96136
    112         25-Nov-14    10.83784     11.34971      10.73348      12.60481
    113         25-Dec-14    11.19937     11.72824      11.09151      13.09120
    114         25-Jan-15    10.83836     11.35012      10.73396      12.73568
    115         25-Feb-15    10.83862     11.35032      10.73420      12.80527
    116         25-Mar-15    12.00019     12.56665      11.88456      14.25758
    117         25-Apr-15    10.83915     11.35072      10.73469      12.95347
    118          25-May15    11.20071     11.72927      11.09275      13.46683
    119         25-Jun-15    10.83959     11.35108      10.73508      13.11501
    120         25-Jul-15    11.20103     11.72970      11.09301      13.64192



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                    The Mortgage Loans - All Collateral (1)

     Scheduled Principal Balance:                           $878,195,929

     Number of Mortgage Loans:                                      2930

     Average Scheduled Principal Balance:                       $299,726

     Interest Only Loans:                                         90.71%

     Weighted Average Gross Coupon:                               5.922%

     Weighted Average Net Coupon: (2)                             5.597%

     Weighted Average FICO Score:                                    714

     Weighted Average Original LTV Ratio:                         75.58%

     Weighted Average Stated Remaining Term (months):                359

     Weighted Average Seasoning (months):                              1

     Weighted Average Months to Roll:                                 46

     Weighted Average Gross Margin:                                2.38%

     Weighted Average Initial Rate Cap:                            5.41%

     Weighted Average Periodic Rate Cap:                           2.79%

     Weighted Average Gross Maximum Lifetime Rate:                11.53%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

                                              Distribution by Current Principal Balance

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
 Current Principal          Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Balance             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
$50,000 & Below              10       $430,185     0.05%     6.707%     715       $43,019    80.09%    80.09%      0.00%     11.62%
$50,001 - $75,000            45      2,878,593     0.33      6.290      727        63,969    74.30     80.37      33.28      29.76
$75,001 - $100,000          105      9,449,579     1.08      5.991      708        89,996    72.51     80.41      47.50      64.23
$100,001 - $125,000         193     21,977,343     2.50      5.999      706       113,872    79.00     89.32      54.24      75.20
$125,001 - $150,000         249     34,437,457     3.92      6.008      710       138,303    78.28     87.37      60.97      71.99
$150,001 - $200,000         470     83,496,056     9.51      5.917      709       177,651    76.22     86.03      52.74      82.45
$200,001 - $250,000         359     81,027,224     9.23      5.875      713       225,703    77.53     86.75      48.73      78.77
$250,001 - $300,000         356     97,577,756    11.11      5.861      710       274,095    77.25     86.92      48.36      84.16
$300,001 - $350,000         304     98,828,809    11.25      5.844      714       325,095    76.47     85.82      43.27      78.60
$350,001 - $400,000         231     86,286,881     9.83      5.861      719       373,536    75.88     85.53      40.90      85.30
$400,001 - $450,000         153     65,724,565     7.48      5.984      711       429,572    76.50     87.19      39.72      90.21
$450,001 - $500,000         137     65,389,832     7.45      5.914      722       477,298    76.67     86.43      34.97      80.90
$500,001 - $550,000          73     38,242,779     4.35      6.003      719       523,874    76.88     86.74      42.50      86.20
$550,001 - $600,000          66     38,014,182     4.33      5.951      714       575,972    74.95     85.60      33.22      81.84
$600,001 - $650,000          57     36,232,395     4.13      5.958      724       635,656    74.77     86.18      31.66      89.49
$650,001 - $700,000          16     10,952,875     1.25      5.885      704       684,555    66.76     73.53      31.17      93.97
$700,001 - $750,000          23     16,775,019     1.91      5.869      719       729,349    75.20     88.13      43.36      91.38
$750,001 - $800,000           7      5,423,350     0.62      5.822      730       774,764    66.43     73.16      28.53     100.00
$800,001 - $850,000          10      8,249,650     0.94      6.064      731       824,965    71.68     78.17      49.78      69.82
$850,001 - $900,000          15     13,283,296     1.51      5.942      718       885,553    75.42     78.93      26.71      79.82
$900,001 - $950,000           6      5,570,861     0.63      5.919      716       928,477    72.50     76.68      33.12     100.00
$950,001 - $1,000,000        18     17,805,835     2.03      5.872      723       989,213    70.42     77.51      38.89      83.33
$1,000,001 - $1,500,000      20     25,949,972     2.95      6.036      708     1,297,499    65.57     69.99      15.58      76.28
$1,500,001 & Above            7     14,191,436     1.62      6.313      683     2,027,348    61.75     65.88      34.48      74.03
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Current              Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
        Rate              Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
4.50% & Below                 5     $1,662,591     0.19%     4.092%     715      $332,518    75.47%    90.82%     57.11%    100.00%
4.51 - 5.00%                 94     31,362,832     3.57      4.890      723       333,647    74.15     84.23      45.98      89.28
5.01 - 5.50%                568    162,266,409    18.48      5.360      719       285,680    76.21     87.03      55.58      89.89
5.51 - 6.00%              1,239    377,491,861    42.98      5.824      717       304,675    74.39     84.12      42.22      87.19
6.01 - 6.50%                723    220,196,364    25.07      6.295      709       304,559    76.17     84.51      37.70      73.76
6.51 - 7.00%                240     68,388,219     7.79      6.758      700       284,951    78.12     85.07      33.50      65.73
7.01 - 7.50%                 54     14,364,783     1.64      7.285      713       266,015    80.51     85.91      22.03      55.41
7.51 - 8.00%                  7      2,462,870     0.28      7.754      665       351,839    83.29     94.14      0.00       48.73
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                        Distribution by FICO

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         FICO             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
800 - 819                    76    $21,887,817     2.49%     5.870%     806      $287,998    72.15%    80.90%     35.41%     71.96%
780 - 799                   191     61,240,637     6.97      5.811      788       320,632    75.93     85.74      39.48      81.08
760 - 779                   261     78,946,664     8.99      5.862      769       302,478    76.83     86.26      40.62      70.27
740 - 759                   333    100,544,021    11.45      5.862      750       301,934    76.77     87.64      35.94      79.83
720 - 739                   373    115,616,858    13.17      5.880      730       309,965    76.52     88.12      35.21      81.29
700 - 719                   473    143,878,491    16.38      5.888      709       304,183    75.33     85.91      42.49      82.19
680 - 699                   425    128,670,282    14.65      5.965      690       302,754    74.91     83.64      42.42      80.96
660 - 679                   447    133,690,422    15.22      6.013      670       299,084    74.60     82.33      46.64      89.20
640 - 659                   231     60,739,494     6.92      6.061      650       262,942    76.53     82.30      56.23      88.55
620 - 639                   106     29,322,609     3.34      5.978      631       276,628    73.32     79.64      61.88      93.24
600 - 619                     8      2,154,926     0.25      5.747      612       269,366    74.47     75.40      79.16      92.11
580 - 599                     2        824,347     0.09      6.435      593       412,173    68.17     68.17      78.85     100.00
N/A                           4        679,359     0.08      6.287      N/A       169,840    72.19     72.19      71.51      63.41
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========


                                                    Distribution by Original LTV

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
     Original LTV         Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
30.00% & Below               15     $2,530,750     0.29%     5.672%     739      $168,717    24.69%    26.65%     27.75%     70.56%
30.01 - 40.00%               34      8,403,458     0.96      5.982      704       247,161    35.56     36.04      19.12      76.05
40.01 - 50.00%               55     17,369,193     1.98      5.895      716       315,804    46.25     53.04      41.38      85.24
50.01 - 60.00%              143     47,454,052     5.40      5.800      710       331,847    56.01     59.71      31.24      78.96
60.01 - 70.00%              290    116,243,695    13.24      5.901      702       400,840    66.53     71.80      26.05      69.37
70.01 - 80.00%            2,105    627,715,110    71.48      5.906      718       298,202    78.90     90.47      46.02      86.38
80.01 - 85.00%               29      5,687,822     0.65      6.094      696       196,132    84.55     85.52      50.87      78.74
85.01 - 90.00%              186     38,932,057     4.43      6.272      708       209,312    89.70     89.72      51.10      52.89
90.01 - 95.00%               65     12,361,058     1.41      6.279      700       190,170    94.65     94.65      50.85      91.38
95.01 - 100.00%               8      1,498,733     0.17      5.713      659       187,342    98.75     98.75     100.00     100.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Document Type

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Document Type       Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Full/Alt Doc              1,363   $374,055,054    42.59%     5.845%     708      $274,435    77.08%    87.10%    100.00%     83.98%
No Doc/NINA/No Ratio        395    119,200,064    13.57      6.112      714       301,772    69.12     73.97       0.00      84.49
Stated Income             1,172    384,940,811    43.83      5.937      719       328,448    76.13     86.15       0.00      79.57
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                    Distribution by Loan Purpose

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Loan Purpose        Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Cashout Refinance           668   $222,794,161    25.37%     5.970%     700      $333,524    69.01%    71.72%     34.10%     84.41%
Purchase                  1,933    567,884,283    64.66      5.914      722       293,784    78.55     90.46      44.77      80.13
Rate/Term Refinance         329     87,517,485     9.97      5.847      700       266,011    73.05     82.42      50.11      89.21
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                  Distribution by Occupancy Status

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
      Occupancy             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
       Status             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Non Owner                   469   $117,617,152    13.39%     6.179%     728      $250,783    74.09%    77.37%     36.33%      0.00%
Owner Occupied            2,331    721,170,097    82.12      5.873      711       309,382    75.80     86.44      43.56     100.00
Second Home                 130     39,408,680     4.49      6.044      719       303,144    76.11     79.26      43.60       0.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========


                                                    Distribution by Property Type

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Property             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         Type             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
2-4 Family                  166    $62,002,407     7.06%     6.091%     721      $373,508    72.44%    77.51%     32.51%     48.14%
Condo                       389    101,319,404    11.54      5.947      720       260,461    76.11     86.66      47.08      76.55
Co-op                         8      1,200,481     0.14      5.321      744       150,060    81.10     81.10     100.00     100.00
PUD                         563    173,683,303    19.78      5.850      713       308,496    77.34     87.24      49.29      84.99
Single Family             1,802    539,718,219    61.46      5.922      712       299,511    75.27     84.69      40.65      86.15
Townhouse                     2        272,115     0.03      6.500      655       136,057    64.57     64.57       0.00       0.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by State

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         State            Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
CA - Southern               627   $246,154,083    28.03%     5.917%     711      $392,590    75.04%    85.49%     34.82%     87.22%
CA - Northern               480    190,265,432    21.67      5.893      725       396,386    74.79     86.03      33.14      87.46
FL                          253     64,904,132     7.39      6.121      708       256,538    75.19     81.65      52.24      58.23
AZ                          165     37,058,576     4.22      5.972      715       224,597    76.64     83.63      49.76      76.63
MA                           90     31,279,254     3.56      5.988      713       347,547    71.14     75.01      26.93      71.44
NV                          107     29,169,402     3.32      5.665      706       272,611    78.82     86.52      58.36      82.48
CO                          125     27,098,626     3.09      5.761      713       216,789    78.14     89.61      64.73      79.58
VA                           76     24,171,786     2.75      5.966      715       318,050    76.57     85.67      54.02      80.49
NJ                           64     20,337,211     2.32      6.007      714       317,769    69.14     72.30      44.23      78.94
WA                           91     20,021,464     2.28      5.860      712       220,016    78.28     90.47      52.04      92.64
Other                       852    187,735,964    21.38      5.921      710       220,347    77.18     85.76      51.93      80.89
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                      Distribution by Zip Code

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
       Zip Code           Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
33139                         4     $3,312,136     0.38%     6.040%     703      $828,034    68.01%    69.92%      5.47%      9.52%
92679                         2      3,282,500     0.37      6.072      690     1,641,250    73.03     73.03       0.00     100.00
94960                         4      3,242,700     0.37      6.007      750       810,675    71.85     77.74       0.00      82.33
33070                         1      3,000,000     0.34      6.625      661     3,000,000    46.15     65.69     100.00     100.00
94122                         4      2,999,602     0.34      5.785      781       749,900    66.26     73.26      65.34      53.34
89139                        11      2,989,256     0.34      5.620      693       271,751    79.33     90.31      67.23     100.00
94901                         5      2,958,600     0.34      5.885      769       591,720    75.53     89.18      23.93     100.00
95404                         5      2,906,800     0.33      5.740      699       581,360    74.11     79.51      13.35     100.00
92057                         8      2,670,500     0.30      6.098      716       333,812    78.91     94.87      36.96      86.97
94591                         6      2,580,150     0.29      5.621      711       430,025    78.22     96.14      16.51     100.00
Other                     2,880    848,253,685    96.59      5.920      714       294,533    75.75     85.06      42.96      82.12
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                            Distribution by Remaining Months to Maturity

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
       Remaining          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Months To            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
       Maturity           Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
301 - 360                 2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by Amortization Type

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
     Amortization           Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         Type             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1 Month ARM                 123    $37,540,811     4.27%     5.561%     725      $305,210    77.99%    88.73%     16.02%     75.58%
1 Year ARM                  124     41,035,589     4.67      5.581      726       330,932    79.43     96.18       6.19      98.73
2 Year ARM                  101     33,197,959     3.78      6.031      694       328,693    74.06     83.17      18.42      78.41
3 Year ARM                  303    103,507,028    11.79      6.021      719       341,607    76.05     86.56      20.84      86.46
5 Year ARM                2,069    585,684,020    66.69      5.971      712       283,076    75.02     83.07      54.85      82.52
6 Month ARM                 184     70,447,223     8.02      5.702      723       382,865    76.44     89.75      14.82      68.03
7 Year ARM                   26      6,783,299     0.77      5.916      723       260,896    78.63     86.43      90.63      81.58
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                              Distribution by Prepayment Term (Months)

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
      Prepayment          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
         Term               Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
       (Months)           Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
0                         2,302   $697,106,143    79.38%     5.917%     715      $302,826    75.26%    84.00%     41.23%     82.83%
4                             1        577,500     0.07      6.875      699       577,500    75.00     89.94       0.00       0.00
6                            21      8,883,939     1.01      6.203      694       423,045    69.48     80.10       0.00      77.07
7                             1        746,963     0.09      5.000      779       746,963    80.00     90.00       0.00     100.00
12                          191     55,891,651     6.36      5.962      712       292,626    76.89     90.01      68.19      81.36
24                           45     13,691,689     1.56      6.222      688       304,260    77.84     93.58       8.26      82.31
36                          303     85,700,902     9.76      5.844      711       282,841    77.08     87.26      41.84      78.52
42                            1      1,000,000     0.11      4.875      774     1,000,000    67.80     67.80       0.00     100.00
60                           65     14,597,142     1.66      6.051      719       224,571    79.14     90.05      79.19      76.21
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                    Distribution by Periodic Cap

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Periodic             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         Cap              Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1.00 - 1.49%                248    $79,518,025     9.05%     5.981%     702      $320,637    74.68%    84.15%     20.71%     77.09%
1.50 - 1.99%                  1        174,347     0.02      7.125      595       174,347    80.00     80.00       0.00     100.00
2.00 - 2.49%              2,410    710,860,644    80.95      5.942      714       294,963    75.36     84.24      48.24      84.16
6.00 - 6.49%                 44     16,494,504     1.88      6.080      702       374,875    78.41     96.54       3.07      73.17
12.00 - 12.49%              227     71,148,409     8.10      5.616      729       313,429    78.10     89.72      19.89      69.34
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Months to Rate Reset

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
      Months To             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Rate Reset          Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
10 & Below                  306   $107,736,035    12.27%     5.653%     723      $352,079    76.97%    89.41%     15.28%     70.59%
11 - 20                     181     57,272,891     6.52      5.666      716       316,425    78.34     93.00      10.40      88.39
21 - 30                      46     17,209,523     1.96      6.183      697       374,120    73.01     81.90      12.51      94.19
31 - 40                     302    103,627,009    11.80      6.019      719       343,136    75.86     86.34      21.70      86.44
51 - 60                   2,065    583,677,172    66.46      5.971      712       282,652    75.05     83.07      54.72      82.46
61 - 70                       4      1,890,000     0.22      6.021      708       472,500    75.76     91.62      78.84     100.00
71 - 80                       2        409,426     0.05      5.739      669       204,713    97.00     97.00     100.00     100.00
81 - 90                      24      6,373,873     0.73      5.927      726       265,578    77.45     85.75      90.03      80.39
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                Distribution by Maximum Lifetime Rate

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
        Maximum             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
     Lifetime Rate        Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
9.49% &  Below                3       $880,392     0.10%     4.099%     724      $293,464    72.35%    84.18%     34.04%     100.00%
9.50 - 9.99%                 27      9,022,947     1.03      4.788      712       334,183    72.67     81.54      73.33      78.51
10.00 - 10.49%              276     69,802,043     7.95      5.256      714       252,906    75.45     83.96      82.37      89.90
10.50 - 10.99%              710    203,325,874    23.15      5.703      713       286,374    74.32     82.54      64.51      90.08
11.00 - 11.49%              498    146,504,849    16.68      6.038      708       294,186    76.25     85.50      50.88      83.42
11.50 - 11.99%              658    200,781,775    22.86      6.087      718       305,139    75.01     84.03      29.19      81.48
12.00 - 12.49%              573    181,983,688    20.72      6.011      722       317,598    76.79     87.36      21.47      74.97
12.50 - 12.99%              111     32,923,657     3.75      6.677      694       296,610    78.48     87.60      14.41      70.82
13.00 - 13.49%               17      7,956,609     0.91      6.530      701       468,036    74.19     82.46      12.28      78.85
13.50 - 13.99%               12      6,807,687     0.78      6.304      685       567,307    71.94     79.86       0.00      58.97
14.00 - 14.49%                2      1,376,847     0.16      6.361      697       688,423    66.90     76.34       0.00      12.66
16.00% & Above               43     16,829,562     1.92      6.119      704       391,385    78.10     96.54       3.01      66.91
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                Distribution by Minimum Lifetime Rate

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
        Minimum             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
     Lifetime Rate        Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1.99% & Below                27    $10,209,725     1.16%     5.074%     732      $378,138    76.60%    86.50%     34.61%     82.26%
2.00 -  2.49%             2,317    678,153,550    77.22      5.933      714       292,686    75.07     83.74      48.94      82.91
2.50 -  2.99%               313     95,695,512    10.90      5.793      721       305,736    78.82     90.32      26.79      82.86
3.00 -  3.49%               127     39,808,199     4.53      6.073      709       313,450    76.42     85.21      25.86      73.49
3.50 -  3.99%               115     43,541,924     4.96      6.074      699       378,625    75.53     89.82      3.90       73.54
4.00 -  4.49%                19      6,780,761     0.77      5.892      718       356,882    76.18     89.95      12.15      89.54
4.50 -  4.99%                 3      1,119,062     0.13      6.512      733       373,021    78.10     94.99       0.00     100.00
5.00 -  5.49%                 1        360,000     0.04      5.250      783       360,000    80.00    100.00       0.00     100.00
5.50 -  5.99%                 6      2,194,696     0.25      6.079      731       365,783    73.84     78.72       8.31      94.67
6.00 -  6.49%                 1        270,000     0.03      6.250      653       270,000    56.25     56.25       0.00     100.00
6.50 -  6.99%                 1         62,500     0.01      6.875      767        62,500    71.43    100.00       0.00     100.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                       Distribution by Margin

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         Margin           Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1.99% &  Below               27    $10,209,725     1.16%     5.074%     732      $378,138    76.60%    86.50%     34.61%     82.26%
2.00 - 2.49%              2,373    701,041,070    79.83      5.927      714       295,424    75.04     83.79      47.60      82.97
2.50 - 2.99%                310     95,341,921    10.86      5.773      721       307,555    78.73     90.26      27.30      83.13
3.00 - 3.49%                115     35,492,362     4.04      6.152      709       308,629    77.03     85.24      27.18      71.64
3.50 - 3.99%                 99     34,147,399     3.89      6.217      691       344,923    76.17     92.03       3.39      73.10
4.00 - 4.49%                  5      1,789,105     0.20      6.367      669       357,821    75.09     83.89       0.00      71.01
4.50 - 4.99%                  1        174,347     0.02      7.125      595       174,347    80.00     80.00       0.00     100.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                Distribution by First Adjustment Cap

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
          First             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
     Adjustment Cap       Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1.00% &  Below               23     $8,910,142     1.01%     5.195%     739      $387,397    74.21%    86.97%     20.20%     95.28%
1.51 - 2.00%                194     67,058,735     7.64      5.640      722       345,664    77.69     90.89      12.17      89.49
2.51 - 3.00%                161     51,423,336     5.86      6.049      697       319,400    74.85     83.86      24.50      80.39
3.51 - 4.00%                 20      3,643,634     0.41      6.015      697       182,182    81.10     95.18      93.98      100.00
4.51 - 5.00%              1,663    466,927,638    53.17      5.944      709       280,774    75.60     83.26      62.71      82.99
5.51 - 6.00%                642    209,084,036    23.81      6.064      720       325,676    74.16     84.99      19.65      81.71
11.51 - 12.00%              227     71,148,409     8.10      5.616      729       313,429    78.10     89.72      19.89      69.34
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                Distribution by Periodic Lifetime Cap

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
         Periodic           Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Lifetime  Cap       Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
4.51 - 5.00%              1,772   $495,077,247    56.37%     5.943%     709      $279,389    75.61%    83.21%     61.13%     82.54%
5.01 - 5.50%                  7      1,627,500     0.19      6.500      730       232,500    79.80     94.08      51.56      54.21
5.51 - 6.00%                929    300,226,890    34.19      5.969      721       323,172    75.03     86.23      19.89      84.39
6.01 - 6.50%                 82     25,425,623     2.90      5.707      732       310,069    78.57     89.93      14.03      68.72
6.51 - 7.00%                 73     26,380,376     3.00      5.291      725       361,375    78.69     91.34      18.53      84.31
7.01 - 7.50%                 14      4,166,754     0.47      4.814      726       297,625    74.90     86.22      45.01      65.87
7.51 - 8.00%                 10      8,461,976     0.96      5.633      700       846,198    69.48     75.96       0.00      54.17
9.01% & Above                43     16,829,562     1.92      6.119      704       391,385    78.10     96.54       3.01      66.91
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                 Distribution by Interest Only Loans

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
         Interest           Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
        Only Loans        Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
N                           313    $81,554,753     9.29%     5.987%     704      $260,558    74.37%    80.57%     28.03%     75.18%
Y                         2,617    796,641,177    90.71      5.915      715       304,410    75.71     85.35      44.08      82.83
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                 Distribution by Interest Only Term

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
         Interest           Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
        Only Term         Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
0                           313    $81,554,753     9.29%     5.987%     704      $260,558    74.37%    80.57%     28.03%     75.18%
24                            2        627,280     0.07      5.997      690       313,640    80.00     92.02       0.00     100.00
36                          138     45,476,292     5.18      6.023      720       329,538    76.36     85.94      24.45      82.85
60                        1,628    461,534,829    52.55      5.944      710       283,498    75.44     83.60      60.93      82.71
84                           21      5,670,995     0.65      5.976      723       270,047    79.56     86.50      88.79      77.96
120                         828    283,331,779    32.26      5.849      721       342,188    75.94     88.05      18.99      83.09
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,930   $878,195,929   100.00%     5.922%     714      $299,726    75.58%    84.90%     42.59%     82.12%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans(1)

      Scheduled Principal Balance:                           $147,616,547

      Number of Mortgage Loans:                                       674

      Average Scheduled Principal Balance:                       $219,016

      Interest Only Loans:                                         84.04%

      Weighted Average Gross Coupon:                               5.882%

      Weighted Average Net Coupon: (2)                             5.548%

      Weighted Average FICO Score:                                    713

      Weighted Average Original LTV Ratio:                         76.69%

      Weighted Average Stated Remaining Term (months):                358

      Weighted Average Seasoning (months):                              2

      Weighted Average Months to Roll:                                 26

      Weighted Average Gross Margin:                                2.53%

      Weighted Average Initial Rate Cap:                            5.86%

      Weighted Average Periodic Rate Cap:                           4.12%

      Weighted Average Gross Maximum Lifetime Rate:                12.05%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.



                                              Distribution by Current Principal Balance

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
 Current Principal          Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Balance             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
$50,000 & Below               5       $192,238     0.13%     6.600%     742       $38,448    79.29%    79.29%      0.00%      0.00%
$50,001 - $75,000            15        933,522     0.63      6.218      733        62,235    74.39     87.77      26.84      18.25
$75,001 - $100,000           37      3,332,437     2.26      5.903      707        90,066    72.76     83.25      44.61      75.61
$100,001 - $125,000          75      8,562,048     5.80      5.932      701       114,161    78.40     89.30      39.69      75.99
$125,001 - $150,000          64      8,770,263     5.94      5.840      710       137,035    78.73     90.93      48.03      68.21
$150,001 - $200,000         134     23,548,092    15.95      5.883      710       175,732    76.41     87.63      34.08      81.29
$200,001 - $250,000         101     22,839,101    15.47      5.875      710       226,130    77.53     90.56      30.59      78.40
$250,001 - $300,000         102     27,973,702    18.95      5.849      713       274,252    78.94     92.44      25.37      81.42
$300,001 - $350,000          89     28,843,516    19.54      5.815      723       324,084    77.08     89.27       7.83      84.34
$350,001 - $400,000          25      9,033,036     6.12      5.840      720       361,321    73.33     83.83      23.90      75.55
$400,001 - $450,000          11      4,789,242     3.24      6.024      703       435,386    74.56     79.78      17.71      63.01
$450,001 - $500,000           7      3,408,268     2.31      6.122      729       486,895    65.32     71.10      28.88      42.67
$500,001 - $550,000           2      1,093,750     0.74      6.250      724       546,875    67.84     72.82       0.00       0.00
$550,001 - $600,000           3      1,726,196     1.17      6.017      669       575,399    68.11     68.11       0.00      66.86
$600,001 - $650,000           3      1,911,137     1.29      5.923      702       637,046    76.10     77.70      33.98      33.98
$650,001 - $700,000           1        660,000     0.45      6.750      752       660,000    77.65     92.20       0.00       0.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========





This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Current              Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
        Rate              Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
4.50% & Below                 3       $653,042     0.44%     4.029%     736      $217,681    82.03%    97.97%     45.88%    100.00%
4.51 - 5.00%                 33      6,898,611     4.67      4.861      720       209,049    73.11     84.08      26.93      92.33
5.01 - 5.50%                127     27,874,411    18.88      5.357      714       219,484    76.36     89.16      32.33      89.13
5.51 - 6.00%                286     64,355,332    43.60      5.823      715       225,019    76.61     88.71      26.56      81.72
6.01 - 6.50%                169     36,087,606    24.45      6.295      714       213,536    77.25     87.13      22.78      57.16
6.51 - 7.00%                 45      9,131,741     6.19      6.770      699       202,928    79.84     91.26      16.36      61.66
7.01 - 7.50%                 10      2,498,853     1.69      7.250      691       249,885    71.30     76.46      15.02      68.57
7.51 - 8.00%                  1        116,950     0.08      7.625      668       116,950    79.97     89.96      0.00        0.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                        Distribution by FICO

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         FICO             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
800 - 819                    11     $2,523,692     1.71%     5.675%     804      $229,427    76.37%    87.22%      9.58%     63.55%
780 - 799                    33      8,150,201     5.52      6.016      787       246,976    75.25     86.74      23.98      61.74
760 - 779                    59     12,549,355     8.50      5.832      768       212,701    78.74     92.79      19.70      71.92
740 - 759                    83     20,045,294    13.58      5.926      750       241,510    79.30     89.84      14.50      63.80
720 - 739                    98     20,371,292    13.80      5.792      730       207,870    76.70     89.98      16.94      73.69
700 - 719                   112     24,458,744    16.57      5.724      710       218,382    75.99     89.15      28.75      82.89
680 - 699                   107     23,688,998    16.05      5.832      689       221,393    75.34     86.45      30.85      78.84
660 - 679                    99     20,556,982    13.93      6.043      670       207,646    76.83     86.64      33.09      81.31
640 - 659                    56     11,467,563     7.77      5.993      650       204,778    77.90     87.23      47.55      89.35
620 - 639                    15      3,630,080     2.46      6.216      632       242,005    67.35     73.90      20.23      79.51
580 - 599                     1        174,347     0.12      7.125      595       174,347    80.00     80.00       0.00     100.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                    Distribution by Original LTV

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
     Original LTV         Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
30.00% & Below                5       $645,500     0.44%     5.742%     709      $129,100    22.25%    28.38%     30.98%     69.02%
30.01 - 40.00%                7      1,615,606     1.09      5.960      688       230,801    37.69     40.17      14.48      59.77
40.01 - 50.00%               14      2,769,876     1.88      5.666      720       197,848    48.09     53.89      25.11      74.96
50.01 - 60.00%               23      6,096,182     4.13      6.072      706       265,051    56.63     60.10      17.08      63.79
60.01 - 70.00%               61     14,843,171    10.06      5.741      701       243,331    67.11     75.31      18.67      59.88
70.01 - 80.00%              496    109,771,945    74.36      5.873      716       221,314    79.27     93.17      26.83      80.37
80.01 - 85.00%                9      1,429,508     0.97      5.977      686       158,834    83.95     86.66      36.89      85.85
85.01 - 90.00%               46      8,128,053     5.51      6.032      718       176,697    89.81     89.81      27.27      56.87
90.01 - 95.00%               13      2,316,706     1.57      6.334      698       178,208    94.68     94.68      52.68      90.49
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Document Type

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Document Type       Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Full/Alt Doc                201    $38,354,617    25.98%     5.803%     701      $190,819    77.74%    89.88%    100.00%     81.10%
No Doc/NINA/No Ratio         98     23,686,290    16.05      6.118      713       241,697    71.94     81.32       0.00      75.37
Stated Income               375     85,575,640    57.97      5.852      719       228,202    77.53     89.32       0.00      74.17
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                    Distribution by Loan Purpose

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Loan Purpose        Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Cashout Refinance           124    $27,769,576    18.81%     5.936%     693      $223,948    68.70%    72.25%     30.84%     79.35%
Purchase                    439     99,447,679    67.37      5.897      721       226,532    79.12     92.72      21.93      73.48
Rate/Term  Refinance        111     20,399,292    13.82      5.736      702       183,777    75.74     87.75      39.13      84.92
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========


                                                  Distribution by Occupancy Status

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
      Occupancy             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
       Status             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Non Owner                   151    $31,919,934    21.62%     6.130%     727      $211,390    74.68%    80.29%     20.82%      0.00%
Owner Occupied              510    112,431,684    76.16      5.808      709       220,454    77.22     90.51      27.67     100.00
Second Home                  13      3,264,930     2.21      5.980      717       251,148    78.34     85.36      18.45       0.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                    Distribution by Property Type

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Property             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         Type             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
2-4 Family                   55    $19,501,838    13.21%     6.099%     711      $354,579    71.85%    77.71%     22.33%     40.29%
Condo                        96     17,957,624    12.17      5.889      714       187,059    79.29     91.82      25.04      76.55
Co-op                         2        305,472     0.21      4.974      717       152,736    75.30     75.30     100.00     100.00
PUD                         106     22,891,389    15.51      5.720      717       215,957    78.46     91.45      30.71      76.10
Single Family               414     86,898,109    58.87      5.877      713       209,899    76.78     88.97      25.51      84.12
Townhouse                     1         62,115     0.04      6.500      663        62,115    80.00     80.00       0.00       0.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by State

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         State            Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
CA - Southern               117    $32,787,823    22.21%     5.928%     702      $280,238    75.96%    88.72%     14.43%     80.38%
CA - Northern                89     25,738,941    17.44      5.859      730       289,202    76.26     90.96      15.05      72.56
FL                           50      9,832,557     6.66      5.990      705       196,651    78.55     87.56      28.95      74.24
IL                           37      7,111,675     4.82      6.024      710       192,207    77.36     89.35      30.72      86.78
AZ                           41      6,845,105     4.64      5.885      726       166,954    81.21     91.53      37.56      71.11
VA                           25      6,759,422     4.58      6.037      727       270,377    74.52     80.65      25.84      58.44
NV                           25      6,358,699     4.31      5.673      711       254,348    78.57     89.70      28.99      84.24
OH                           44      5,892,125     3.99      5.542      725       133,912    79.70     94.59      30.97      87.22
MA                           19      5,850,048     3.96      5.962      719       307,897    67.57     72.68       2.46      51.29
CO                           24      4,484,554     3.04      5.510      705       186,856    78.81     92.85      54.65      85.91
Other                       203     35,955,597    24.36      5.894      708       177,121    76.96     87.05      39.32      77.21
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                      Distribution by Zip Code

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
       Zip Code           Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
89139                         4     $1,011,454     0.69%     5.303%     708      $252,863    78.88%    94.45%     29.25%    100.00%
89148                         4        954,450     0.65      5.492      731       238,613    78.41     91.32      43.23     100.00
60634                         3        878,982     0.60      5.992      704       292,994    80.00     90.97       0.00      63.76
92084                         2        867,337     0.59      5.875      689       433,669    69.85     69.85     100.00     100.00
90012                         2        770,000     0.52      6.031      742       385,000    71.55     75.97       0.00      43.86
90007                         2        717,424     0.49      6.375      685       358,712    75.00    100.00       0.00     100.00
91335                         2        710,200     0.48      6.003      696       355,100    73.48     97.45       0.00     100.00
94803                         2        682,000     0.46      5.821      696       341,000    75.81     94.87       0.00     100.00
92563                         2        668,400     0.45      5.882      699       334,200    75.10     95.09       0.00     100.00
95757                         2        668,000     0.45      5.998      731       334,000    80.00    100.00       0.00     100.00
Other                       649    139,688,300    94.63      5.884      713       215,236    76.74     88.05      26.33      75.35
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                            Distribution by Remaining Months to Maturity

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
       Remaining          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Months To            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
       Maturity           Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
301 - 360                   674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========


This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by Amortization Type

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
     Amortization           Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         Type             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1 Month ARM                  88    $17,019,709    11.53%     5.584%     726      $193,406    78.02%    90.62%     21.88%     67.12%
1 Year ARM                   73     16,162,347    10.95      5.675      720       221,402    79.18     95.35      11.96      96.77
2 Year ARM                   74     15,864,124    10.75      5.970      686       214,380    75.55     86.34       6.01      85.58
3 Year ARM                  200     44,472,499    30.13      5.970      718       222,362    76.69     87.88      32.24      81.07
5 Year ARM                  132     29,261,627    19.82      6.019      701       221,679    74.43     80.94      46.91      75.21
6 Month ARM                 107     24,836,242    16.82      5.844      723       232,114    77.57     92.11      14.82      55.29
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                              Distribution by Prepayment Term (Months)

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
      Prepayment          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
         Term               Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
       (Months)           Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
0                           463   $103,362,980    70.02%     5.871%     715      $223,246    76.11%    86.36%     27.31%     78.51%
6                            12      3,057,128     2.07      6.148      708       254,761    75.66     91.89       0.00      47.95
12                           28      6,444,062     4.37      5.936      710       230,145    79.60     96.24      19.03      75.14
24                           34      8,556,347     5.80      6.323      691       251,657    78.02     93.49       4.53      73.14
36                          130     24,370,350    16.51      5.718      716       187,464    78.25     91.37      31.53      71.53
60                            7      1,825,679     1.24      5.959      723       260,811    74.09     89.42      45.19      70.14
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                    Distribution by Periodic Cap

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Periodic             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         Cap              Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1.00 - 1.49%                128    $26,523,630    17.97%     5.925%     695      $207,216    76.85%    87.46%     22.63%     80.36%
1.50 - 1.99%                  1        174,347     0.12      7.125      595       174,347    80.00     80.00       0.00     100.00
2.00 - 2.49%                360     81,617,783    55.29      5.918      715       226,716    76.05     86.69      31.00      83.42
6.00 - 6.49%                 31      8,953,459     6.07      6.090      703       288,821    78.55     97.23       5.66      55.56
12.00 - 12.49%              154     30,347,328    20.56      5.677      729       197,061    77.70     90.20      21.56      58.93
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                Distribution by Months to Rate Reset

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
      Months To             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Rate Reset          Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
10 & Below                  194    $41,603,951    28.18%     5.738%     724      $214,453    77.74%    91.54%     17.80%     59.86%
11 - 20                     121     26,431,769    17.91      5.771      707       218,444    78.27     92.56      10.92      91.23
21 - 30                      29      6,389,026     4.33      6.117      690       220,311    73.99     83.01       0.00      84.36
31 - 40                     197     43,678,174    29.59      5.960      718       221,717    76.63     87.96      32.83      81.88
51 - 60                     133     29,513,627    19.99      6.017      702       221,907    74.47     80.98      46.51      75.42
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Maximum Lifetime Rate

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
        Maximum             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
     Lifetime Rate        Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
9.49% &  Below                2       $520,742     0.35%     3.909%     734      $260,371    80.00%   100.00%     57.54%    100.00%
9.50 - 9.99%                  7      1,517,605     1.03      4.756      709       216,801    64.80     70.95      23.46     100.00
10.00 - 10.49%               24      5,208,982     3.53      5.292      700       217,041    71.54     76.75      59.05      98.27
10.50 - 10.99%               74     15,313,864    10.37      5.620      701       206,944    76.62     85.93      46.58      92.07
11.00 - 11.49%               83     16,807,242    11.39      5.945      707       202,497    77.61     88.03      36.15      76.89
11.50 - 11.99%              172     40,170,069    27.21      5.870      716       233,547    76.50     88.06      23.21      85.60
12.00 - 12.49%              234     49,950,037    33.84      5.877      724       213,462    77.06     89.39      19.49      65.73
12.50 - 12.99%               36      7,060,332     4.78      6.678      690       196,120    78.60     89.33      19.24      70.77
13.00 - 13.49%                7      1,239,200     0.84      7.249      724       177,029    68.99     74.88      39.65      45.53
13.50 - 13.99%                3        700,668     0.47      5.971      698       233,556    72.64     74.31       0.00      46.53
14.00 - 14.49%                1        174,347     0.12      7.125      595       174,347    80.00     80.00       0.00     100.00
16.00% & Above               31      8,953,459     6.07      6.090      703       288,821    78.55     97.23       5.66      55.56
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                Distribution by Minimum Lifetime Rate

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
        Minimum             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
     Lifetime Rate        Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1.99% & Below                14     $2,546,612     1.73%     5.090%     726      $181,901    76.98%    84.63%     20.63%     63.94%
2.00 - 2.49%                365     79,982,208    54.18      5.827      711       219,129    75.86     85.50      32.30      81.54
2.50 - 2.99%                150     32,075,186    21.73      5.793      721       213,835    78.80     91.54      18.79      77.63
3.00 - 3.49%                 70     13,632,498     9.24      6.177      723       194,750    75.10     87.12      31.86      51.11
3.50 - 3.99%                 62     16,436,977    11.13      6.164      695       265,113    77.88     95.65       6.19      67.42
4.00 - 4.49%                  7      1,622,471     1.10      6.024      722       231,782    80.00     98.08      26.13      88.27
4.50 - 4.99%                  1        174,347     0.12      7.125      595       174,347    80.00     80.00       0.00     100.00
5.50 - 5.99%                  4      1,083,746     0.73      5.962      734       270,937    71.58     81.46      16.83      89.21
6.50 - 6.99%                  1         62,500     0.04      6.875      767        62,500    71.43    100.00       0.00     100.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                       Distribution by Margin

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         Margin           Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1.99% & Below                14     $2,546,612     1.73%     5.090%     726      $181,901    76.98%    84.63%     20.63%     63.94%
2.00 - 2.49%                389     85,479,533    57.91      5.842      712       219,742    75.78     85.65      31.10      81.99
2.50 - 2.99%                147     31,173,697    21.12      5.788      722       212,066    78.92     91.80      19.33      76.98
3.00 - 3.49%                 65     12,559,256     8.51      6.174      723       193,219    75.82     88.07      34.59      50.21
3.50 - 3.99%                 58     15,683,102    10.62      6.166      694       270,398    77.85     95.59       5.59      65.32
4.50 - 4.99%                  1        174,347     0.12      7.125      595       174,347    80.00     80.00       0.00     100.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by First Adjustment Cap

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
          First             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
     Adjustment Cap       Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1.00% & Below                 7     $1,603,393     1.09%     5.272%     744      $229,056    76.11%    89.75%     22.05%    100.00%
1.51 - 2.00%                107     22,873,651    15.50      5.741      722       213,772    77.90     91.87      19.04      88.40
2.51 - 3.00%                112     24,114,716    16.34      5.987      693       215,310    75.71     86.13      22.76      79.27
3.51 - 4.00%                 19      3,125,234     2.12      6.038      685       164,486    81.28     97.70      92.98     100.00
4.51 - 5.00%                115     24,498,595    16.60      5.999      702       213,031    75.77     81.78      44.93      77.99
5.51 - 6.00%                160     41,053,631    27.81      5.991      716       256,585    76.07     88.88      18.76      76.42
11.51 - 12.00%              154     30,347,328    20.56      5.677      729       197,061    77.70     90.20      21.56      58.93
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                Distribution by Periodic Lifetime Cap

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
         Periodic           Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Lifetime  Cap       Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
4.51 - 5.00%                199    $40,425,396    27.39%     5.958%     699      $203,143    76.09%    83.39%     39.77%     79.94%
5.01 - 5.50%                  6      1,107,500     0.75      6.500      758       184,583    79.71     93.65      28.82      32.71
5.51 - 6.00%                332     75,563,844    51.19      5.932      718       227,602    76.37     89.10      21.74      79.29
6.01 - 6.50%                 53      9,955,909     6.74      5.708      731       187,847    77.97     90.64      22.78      60.47
6.51 - 7.00%                 41      9,248,729     6.27      5.268      722       225,579    79.10     90.11      24.56      78.62
7.01 - 7.50%                 10      1,777,992     1.20      4.832      718       177,799    75.10     91.03      27.37      70.22
7.51 - 8.00%                  2        583,718     0.40      5.640      704       291,859    71.17     71.17       0.00      55.85
9.01% & Above                31      8,953,459     6.07      6.090      703       288,821    78.55     97.23       5.66      55.56
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                 Distribution by Interest Only Loans

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
         Interest           Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
        Only Loans        Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
N                           110    $23,559,044    15.96%     5.905%     702       214,173    75.26%    84.12%     18.71%     71.70%
Y                           564    124,057,503    84.04      5.877      715       219,960    76.96     88.96      27.36      77.01
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                 Distribution by Interest Only Term

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
         Interest           Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
        Only Term         Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
0                           110    $23,559,044    15.96%     5.905%     702      $214,173    75.26%    84.12%     18.71%     71.70%
24                            1        253,520     0.17      5.625      676       253,520    80.00     95.00       0.00     100.00
36                           86     17,750,454    12.02      6.013      718       206,401    77.29     86.28      38.26      73.81
60                          122     28,112,048    19.04      6.024      694       230,427    74.80     82.99      40.63      76.22
120                         355     77,941,481    52.80      5.794      723       219,553    77.66     91.70      20.19      77.95
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                      674   $147,616,547   100.00%     5.882%     713      $219,016    76.69%    88.18%     25.98%     76.16%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Group II Mortgage Loans(1)

      Scheduled Principal Balance:                           730,579,382

      Number of Mortgage Loans:                                    2,256

      Average Scheduled Principal Balance:                      $323,838

      Interest Only Loans:                                        92.06%

      Weighted Average Gross Coupon:                              5.930%

      Weighted Average Net Coupon: (2)                            5.607%

      Weighted Average FICO Score:                                   714

      Weighted Average Original LTV Ratio:                        75.36%

      Weighted Average Stated Remaining Term (months):               359

      Weighted Average Seasoning (months):                             1

      Weighted Average Months to Roll:                                50

      Weighted Average Gross Margin:                               2.35%

      Weighted Average Initial Rate Cap:                           5.32%

      Weighted Average Periodic Rate Cap:                          2.53%

      Weighted Average Gross Maximum Lifetime Rate:               11.42%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.
(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less the Servicing Fee and any lender-paid mortgage insurance.

                                              Distribution by Current Principal Balance

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
 Current Principal          Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Balance             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
$50,000 & Below               5       $237,947     0.03%     6.794%     694       $47,589    80.73%    80.73%      0.00%    21.01%
$50,001 - $75,000            30      1,945,072     0.27      6.324      724        64,836    74.25     76.81      36.36     35.28
$75,001 - $100,000           68      6,117,142     0.84      6.038      709        89,958    72.37     78.87      49.07     58.04
$100,001 - $125,000         118     13,415,295     1.84      6.041      709       113,689    79.39     89.34      63.53     74.69
$125,001 - $150,000         185     25,667,195     3.51      6.065      711       138,742    78.12     86.16      65.40     73.29
$150,001 - $200,000         336     59,947,965     8.21      5.930      709       178,417    76.15     85.40      60.07     82.90
$200,001 - $250,000         258     58,188,123     7.96      5.875      714       225,535    77.54     85.25      55.85     78.91
$250,001 - $300,000         254     69,604,054     9.53      5.866      709       274,032    76.57     84.71      57.60     85.26
$300,001 - $350,000         215     69,985,293     9.58      5.856      710       325,513    76.21     84.40      57.88     76.24
$350,001 - $400,000         206     77,253,845    10.57      5.864      719       375,019    76.18     85.73      42.89     86.44
$400,001 - $450,000         142     60,935,323     8.34      5.981      712       429,122    76.65     87.77      41.45     92.35
$450,001 - $500,000         130     61,981,563     8.48      5.902      722       476,781    77.30     87.27      35.31     83.00
$500,001 - $550,000          71     37,149,029     5.08      5.995      719       523,226    77.14     87.15      43.75     88.73
$550,001 - $600,000          63     36,287,985     4.97      5.948      716       576,000    75.28     86.43      34.80     82.56
$600,001 - $650,000          54     34,321,258     4.70      5.960      725       635,579    74.69     86.65      31.53     92.59
$650,001 - $700,000          15     10,292,875     1.41      5.830      701       686,192    66.06     72.33      33.17    100.00
$700,001 - $750,000          23     16,775,019     2.30      5.869      719       729,349    75.20     88.13      43.36     91.38
$750,001 - $800,000           7      5,423,350     0.74      5.822      730       774,764    66.43     73.16      28.53    100.00
$800,001 - $850,000          10      8,249,650     1.13      6.064      731       824,965    71.68     78.17      49.78     69.82
$850,001 - $900,000          15     13,283,296     1.82      5.942      718       885,553    75.42     78.93      26.71     79.82
$900,001 - $950,000           6      5,570,861     0.76      5.919      716       928,477    72.50     76.68      33.12    100.00
$950,001 - $1,000,000        18     17,805,835     2.44      5.872      723       989,213    70.42     77.51      38.89     83.33
$1,000,001 - $1,500,000      20     25,949,972     3.55      6.036      708     1,297,499    65.57     69.99      15.58     76.28
$1,500,001 & Above            7     14,191,436     1.94      6.313      683     2,027,348    61.75     65.88      34.48     74.03
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%    83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Current Rate

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Current              Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
        Rate              Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
4.50% & Below                 2     $1,009,549     0.14%     4.134%     701      $504,774    71.24%    86.20%     64.38%    100.00%
4.51 - 5.00%                 61     24,464,221     3.35      4.898      724       401,053    74.44     84.27      51.35      88.42
5.01 - 5.50%                441    134,391,997    18.40      5.360      720       304,744    76.18     86.59      60.41      90.04
5.51 - 6.00%                953    313,136,529    42.86      5.824      717       328,580    73.93     83.17      45.44      88.31
6.01 - 6.50%                554    184,108,758    25.20      6.295      708       332,326    75.96     84.00      40.63      77.01
6.51 - 7.00%                195     59,256,478     8.11      6.756      701       303,879    77.85     84.12      36.14      66.36
7.01 - 7.50%                 44     11,865,930     1.62      7.292      717       269,680    82.45     87.91      23.50      52.64
7.51 - 8.00%                  6      2,345,920     0.32      7.761      665       390,987    83.45     94.34       0.00      51.16
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                        Distribution by FICO

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         FICO             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
800 - 819                    65    $19,364,125     2.65%     5.895%     807      $297,910    71.60%    80.08%     38.78%     73.05%
780 - 799                   158     53,090,437     7.27      5.779      789       336,015    76.04     85.58      41.86      84.05
760 - 779                   202     66,397,309     9.09      5.867      769       328,700    76.47     85.03      44.57      69.96
740 - 759                   250     80,498,727    11.02      5.847      750       321,995    76.14     87.09      41.29      83.82
720 - 739                   275     95,245,567    13.04      5.899      729       346,348    76.48     87.72      39.11      82.92
700 - 719                   361    119,419,747    16.35      5.922      709       330,803    75.19     85.25      45.31      82.05
680 - 699                   318    104,981,284    14.37      5.995      691       330,130    74.81     83.00      45.03      81.44
660 - 679                   348    113,133,441    15.49      6.007      670       325,096    74.20     81.54      49.10      90.64
640 - 659                   175     49,271,931     6.74      6.077      650       281,554    76.21     81.15      58.25      88.36
620 - 639                    91     25,692,529     3.52      5.944      631       282,335    74.16     80.45      67.76      95.18
600 - 619                     8      2,154,926     0.29      5.747      612       269,366    74.47     75.40      79.16      92.11
580 - 599                     1        650,000     0.09      6.250      592       650,000    65.00     65.00     100.00     100.00
N/A                           4        679,359     0.09      6.287      N/A       169,840    72.19     72.19      71.51      63.41
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                    Distribution by Original LTV

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
     Original LTV         Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
30.00% & Below               10     $1,885,250     0.26%     5.648%     750      $188,525    25.52%    26.06%     26.64%     71.09%
30.01 - 40.00%               27      6,787,852     0.93      5.987      707       251,402    35.06     35.06      20.23      79.93
40.01 - 50.00%               41     14,599,317     2.00      5.938      715       356,081    45.90     52.87      44.47      87.19
50.01 - 60.00%              120     41,357,871     5.66      5.760      710       344,649    55.92     59.66      33.33      81.20
60.01 - 70.00%              229    101,400,524    13.88      5.925      702       442,797    66.45     71.29      27.13      70.75
70.01 - 80.00%            1,609    517,943,165    70.89      5.913      718       321,904    78.82     89.90      50.09      87.65
80.01 - 85.00%               20      4,258,314     0.58      6.133      699       212,916    84.76     85.13      55.56      76.35
85.01 - 90.00%              140     30,804,005     4.22      6.335      705       220,029    89.67     89.70      57.39      51.84
90.01 - 95.00%               52     10,044,352     1.37      6.266      701       193,161    94.64     94.64      50.43      91.59
95.01 - 100.00%               8      1,498,733     0.21      5.713      659       187,342    98.75     98.75     100.00     100.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                    Distribution by Document Type

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Document Type       Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Full/Alt Doc              1,162   $335,700,437    45.95%     5.850%     709      $288,899    77.00%    86.78%    100.00%     84.31%
No Doc/NINA/No Ratio        297     95,513,774    13.07      6.111      714       321,595    68.42     72.14       0.00      86.76
Stated Income               797    299,365,172    40.98      5.962      720       375,615    75.73     85.25       0.00      81.12
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                    Distribution by Loan Purpose

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Loan Purpose        Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Cashout Refinance           544   $195,024,585    26.69%     5.975%     701      $358,501    69.06%    71.65%     34.57%     85.14%
Purchase                  1,494    468,436,604    64.12      5.918      722       313,545    78.43     89.98      49.61      81.54
Rate/Term  Refinance        218     67,118,193     9.19      5.881      700       307,882    72.23     80.79      53.45      90.51
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                  Distribution by Occupancy Status

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
      Occupancy             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
       Status             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Non Owner                   318    $85,697,218    11.73%     6.198%     729      $269,488    73.87%    76.28%     42.11%      0.00%
Owner Occupied            1,821    608,738,414    83.32      5.885      712       334,288    75.53     85.69      46.50     100.00
Second Home                 117     36,143,751     4.95      6.050      719       308,921    75.91     78.71      45.87       0.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                    Distribution by Property Type

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Property             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         Type             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
2-4 Family                  111    $42,500,569     5.82%     6.087%     726      $382,888    72.71%    77.42%     37.18%     51.74%
Condo                       293     83,361,780    11.41      5.960      722       284,511    75.43     85.55      51.82      76.56
Co-op                         6        895,009     0.12      5.440      753       149,168    83.07     83.07     100.00     100.00
PUD                         457    150,791,914    20.64      5.870      712       329,960    77.17     86.60      52.11      86.34
Single Family             1,388    452,820,110    61.98      5.930      712       326,239    74.98     83.87      43.56      86.53
Townhouse                     1        210,000     0.03      6.500      653       210,000    60.00     60.00       0.00       0.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                        Distribution by State

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         State            Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
CA - Southern               510   $213,366,260    29.21%     5.916%     712      $418,365    74.89%    84.99%     37.95%     88.27%
CA - Northern               391    164,526,491    22.52      5.899      725       420,784    74.56     85.26      35.97      89.79
FL                          203     55,071,574     7.54      6.144      709       271,289    74.59     80.59      56.39      55.37
AZ                          124     30,213,471     4.14      5.992      713       243,657    75.61     81.84      52.52      77.89
MA                           71     25,429,206     3.48      5.994      712       358,158    71.97     75.55      32.56      76.07
NV                           82     22,810,703     3.12      5.662      704       278,179    78.89     85.63      66.54      81.99
CO                          101     22,614,072     3.10      5.811      714       223,902    78.01     88.96      66.73      78.33
NJ                           55     18,285,453     2.50      6.017      716       332,463    68.36     71.15      45.60      77.96
VA                           51     17,412,365     2.38      5.938      710       341,419    77.36     87.61      64.97      89.06
WA                           69     16,185,168     2.22      5.841      711       234,568    78.40     89.83      59.68      93.55
Other                       599    144,664,620    19.80      5.939      710       241,510    77.12     85.06      55.82      81.57
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                      Distribution by Zip Code

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
       Zip Code           Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
33139                         4     $3,312,136     0.45%     6.040%     703      $828,034    68.01%    69.92%      5.47%      9.52%
92679                         2      3,282,500     0.45      6.072      690     1,641,250    73.03     73.03       0.00     100.00
94960                         4      3,242,700     0.44      6.007      750       810,675    71.85     77.74       0.00      82.33
33070                         1      3,000,000     0.41      6.625      661     3,000,000    46.15     65.69     100.00     100.00
94901                         5      2,958,600     0.40      5.885      769       591,720    75.53     89.18      23.93     100.00
95404                         5      2,906,800     0.40      5.740      699       581,360    74.11     79.51      13.35     100.00
94122                         3      2,600,000     0.36      5.752      778       866,667    68.75     76.83      75.38      61.54
90027                         2      2,518,500     0.34      6.531      698     1,259,250    64.56     64.56      75.18      75.18
95051                         5      2,425,650     0.33      5.838      747       485,130    78.08     89.92      37.27     100.00
92057                         7      2,400,100     0.33      6.067      719       342,871    78.78     94.29      41.13      85.50
Other                     2,218    701,932,396    96.08      5.925      714       316,471    75.59     84.51      46.40      83.43
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                            Distribution by Remaining Months to Maturity

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
       Remaining          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Months To            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
       Maturity           Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
301 - 360                 2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                  Distribution by Amortization Type

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
     Amortization           Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         Type             Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1 Month ARM                  35    $20,521,102     2.81%     5.543%     724      $586,317    77.96%    87.17%     11.16%     82.60%
1 Year ARM                   51     24,873,242     3.40      5.520      730       487,711    79.58     96.72       2.44     100.00
2 Year ARM                   27     17,333,835     2.37      6.087      701       641,994    72.69     80.26      29.79      71.85
3 Year ARM                  103     59,034,529     8.08      6.059      720       573,151    75.57     85.57      12.25      90.52
5 Year ARM                1,937    556,422,394    76.16      5.969      712       287,260    75.05     83.18      55.26      82.90
6 Month ARM                  77     45,610,981     6.24      5.625      722       592,350    75.83     88.47      14.83      74.97
7 Year ARM                   26      6,783,299     0.93      5.916      723       260,896    78.63     86.43      90.63      81.58
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                              Distribution by Prepayment Term (Months)

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
      Prepayment          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
         Term               Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
       (Months)           Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
0                         1,839   $593,743,163    81.27%     5.926%     715      $322,862    75.11%    83.59%     43.65%     83.58%
4                             1        577,500     0.08      6.875      699       577,500    75.00     89.94       0.00       0.00
6                             9      5,826,811     0.80      6.232      687       647,423    66.23     73.91       0.00      92.34
7                             1        746,963     0.10      5.000      779       746,963    80.00     90.00       0.00     100.00
12                          163     49,447,589     6.77      5.965      712       303,359    76.53     89.20      74.59      82.17
24                           11      5,135,342     0.70      6.054      682       466,849    77.55     93.74      14.46      97.60
36                          173     61,330,552     8.39      5.894      710       354,512    76.61     85.63      45.94      81.30
42                            1      1,000,000     0.14      4.875      774     1,000,000    67.80     67.80       0.00     100.00
60                           58     12,771,463     1.75      6.064      719       220,198    79.86     90.14      84.05      77.08
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                    Distribution by Periodic Cap

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
       Periodic             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         Cap              Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1.00 - 1.49%                120    $52,994,395     7.25%     6.009%     706      $441,620    73.59%    82.49%     19.75%     75.46%
2.00 - 2.49%              2,050    629,242,861    86.13      5.945      714       306,948    75.28     83.92      50.48      84.26
6.00 - 6.49%                 13      7,541,045     1.03      6.067      702       580,080    78.24     95.72       0.00      94.08
12.00 - 12.49%               73     40,801,081     5.58      5.571      728       558,919    78.40     89.37      18.64      77.07
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                Distribution by Months to Rate Reset

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
      Months To             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Rate Reset          Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
10 & Below                  112    $66,132,084     9.05%     5.599%     723      $590,465    76.49%    88.07%     13.69%     77.34%
11 - 20                      60     30,841,122     4.22      5.575      724       514,019    78.39     93.37       9.96      85.95
21 - 30                      17     10,820,497     1.48      6.222      701       636,500    72.43     81.24      19.89     100.00
31 - 40                     105     59,948,835     8.21      6.062      720       570,941    75.30     85.15      13.59      89.75
51 - 60                   1,932    554,163,546    75.85      5.969      712       286,834    75.08     83.18      55.15      82.83
61 - 70                       4      1,890,000     0.26      6.021      708       472,500    75.76     91.62      78.84     100.00
71 - 80                       2        409,426     0.06      5.739      669       204,713    97.00     97.00     100.00     100.00
81 - 90                      24      6,373,873     0.87      5.927      726       265,578    77.45     85.75      90.03      80.39
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by Maximum Lifetime Rate

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
        Maximum             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
     Lifetime Rate        Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
9.49% & Below                 1       $359,650     0.05%     4.375%     708      $359,650    61.27%    61.27%      0.00%    100.00%
9.50 - 9.99%                 20      7,505,342     1.03      4.794      712       375,267    74.26     83.68      83.41      74.16
10.00 - 10.49%              252     64,593,061     8.84      5.253      715       256,322    75.77     84.54      84.25      89.23
10.50 - 10.99%              636    188,012,010    25.73      5.710      714       295,616    74.13     82.27      65.97      89.92
11.00 - 11.49%              415    129,697,606    17.75      6.050      708       312,524    76.08     85.17      52.79      84.26
11.50 - 11.99%              486    160,611,706    21.98      6.141      719       330,477    74.64     83.02      30.69      80.45
12.00 - 12.49%              339    132,033,651    18.07      6.062      721       389,480    76.69     86.59      22.22      78.47
12.50 - 12.99%               75     25,863,325     3.54      6.677      696       344,844    78.45     87.12      13.09      70.84
13.00 - 13.49%               10      6,717,409     0.92      6.398      696       671,741    75.15     83.86       7.23      84.99
13.50 - 13.99%                9      6,107,020     0.84      6.342      683       678,558    71.86     80.50       0.00      60.40
14.00 - 14.49%                1      1,202,500     0.16      6.250      712     1,202,500    65.00     75.81       0.00       0.00
16.00% & Above               12      7,876,103     1.08      6.152      706       656,342    77.59     95.75       0.00      79.81
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                Distribution by Minimum Lifetime Rate

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
        Minimum             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
     Lifetime Rate        Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1.99% & Below                13     $7,663,113     1.05%     5.068%     733      $589,470    76.47%    87.12%     39.25%     88.35%
2.00 - 2.49%              1,952    598,171,341    81.88      5.947      714       306,440    74.96     83.50      51.16      83.09
2.50 - 2.99%                163     63,620,326     8.71      5.792      721       390,309    78.82     89.70      30.82      85.50
3.00 - 3.49%                 57     26,175,701     3.58      6.019      702       459,223    77.10     84.21      22.74      85.15
3.50 - 3.99%                 53     27,104,947     3.71      6.020      702       511,414    74.10     86.29       2.50      77.26
4.00 - 4.49%                 12      5,158,290     0.71      5.850      716       429,857    74.98     87.39       7.75      89.95
4.50 - 4.99%                  2        944,715     0.13      6.399      759       472,358    77.75     97.75       0.00     100.00
5.00 - 5.49%                  1        360,000     0.05      5.250      783       360,000    80.00    100.00       0.00     100.00
5.50 - 5.99%                  2      1,110,950     0.15      6.193      727       555,475    76.05     76.05       0.00     100.00
6.00 - 6.49%                  1        270,000     0.04      6.250      653       270,000    56.25     56.25       0.00     100.00
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                       Distribution by Margin

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
                            Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
         Margin           Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1.99% & Below                13     $7,663,113     1.05%     5.068%     733      $589,470    76.47%    87.12%     39.25%     88.35%
2.00 - 2.49%              1,984    615,561,537    84.26      5.938      715       310,263    74.94     83.53      49.89      83.11
2.50 - 2.99%                163     64,168,225     8.78      5.766      721       393,670    78.63     89.51      31.17      86.11
3.00 - 3.49%                 50     22,933,106     3.14      6.141      701       458,662    77.69     83.70      23.12      83.38
3.50 - 3.99%                 41     18,464,297     2.53      6.261      688       450,349    74.74     89.00       1.53      79.71
4.00 - 4.49%                  5      1,789,105     0.24      6.367      669       357,821    75.09     83.89       0.00      71.01
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                                Distribution by First Adjustment Cap

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
          First             Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
     Adjustment Cap       Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
1.00% & Below                16     $7,306,749     1.00%     5.178%     738      $456,672    73.79%    86.36%     19.79%     94.25%
1.51 - 2.00%                 87     44,185,084     6.05      5.588      721       507,875    77.58     90.38       8.62      90.05
2.51 - 3.00%                 49     27,308,620     3.74      6.104      701       557,319    74.08     81.86      26.04      81.39
3.51 - 4.00%                  1        518,400     0.07      5.875      769       518,400    80.00     80.00     100.00     100.00
4.51 - 5.00%              1,548    442,429,043    60.56      5.941      710       285,807    75.59     83.34      63.70      83.27
5.51 - 6.00%                482    168,030,405    23.00      6.082      721       348,611    73.69     84.04      19.87      83.00
11.51 - 12.00%               73     40,801,081     5.58      5.571      728       558,919    78.40     89.37      18.64      77.07
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                Distribution by Periodic Lifetime Cap

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
         Periodic           Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
      Lifetime  Cap       Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
4.51 - 5.00%              1,573   $454,651,852    62.23%     5.942%     710      $289,035    75.57%    83.20%     63.03%     82.77%
5.01 - 5.50%                  1        520,000     0.07      6.500      670       520,000    80.00     95.00     100.00     100.00
5.51 - 6.00%                597    224,663,046    30.75      5.981      722       376,320    74.58     85.26      19.27      86.11
6.01 - 6.50%                 29     15,469,714     2.12      5.707      732       533,438    78.95     89.48       8.40      74.02
6.51 - 7.00%                 32     17,131,647     2.34      5.303      726       535,364    78.47     92.01      15.28      87.38
7.01 - 7.50%                  4      2,388,762     0.33      4.801      733       597,190    74.76     82.64      58.14      62.63
7.51 - 8.00%                  8      7,878,259     1.08      5.632      700       984,782    69.35     76.31       0.00      54.04
9.01% &  Above               12      7,876,103     1.08      6.152      706       656,342    77.59     95.75       0.00      79.81
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                 Distribution by Interest Only Loans

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
         Interest           Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
        Only Loans        Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
N                           203    $57,995,709     7.94%     6.020%     704      $285,693    74.01%    79.13%     31.82%     76.59%
Y                         2,053    672,583,673    92.06      5.922      715       327,610    75.47     84.68      47.17      83.90
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========



                                                 Distribution by Interest Only Term

                                                Pct. Of    Weighted  Weighted              Weighted  Weighted
                          Number                Pool By      Avg.       Avg.       Avg.       Avg.      Avg.       Pct.      Pct.
         Interest           Of      Principal   Principal   Gross     Current   Principal  Original  Combined     Full      Owner
        Only Term         Loans      Balance     Balance    Coupon     FICO      Balance     LTV        LTV        Doc     Occupied
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
0                           203    $57,995,709     7.94%     6.020%     704      $285,693    74.01%    79.13%     31.82%     76.59%
24                            1        373,760     0.05      6.250      700       373,760    80.00     90.00       0.00     100.00
36                           52     27,725,838     3.80      6.030      722       533,189    75.77     85.72      15.61      88.64
60                        1,506    433,422,781    59.33      5.939      712       287,797    75.49     83.64      62.25      83.13
84                           21      5,670,995     0.78      5.976      723       270,047    79.56     86.50      88.79      77.96
120                         473    205,390,299    28.11      5.870      721       434,229    75.29     86.67      18.54      85.03
------------------------ ------- ------------- ---------- ---------- --------- ---------- ---------- ---------  --------- ----------
Total:                    2,256   $730,579,382   100.00%     5.930%     714      $323,838    75.36%    84.24%     45.95%     83.32%
======================== ======= ============= ========== ========== ========= ========== ========== =========  ========= ==========




This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A

This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available to pay Basis Risk Carry Forward Amounts on all the LIBOR Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of approximately $862,232,000, a term of 58 months beginning on the first Distribution Date and a strike rate as detailed in the table below with an upper collar of 10%. The Interest Rate Corridor notional amount will be the lesser of (i) the notional amount as detailed in the amortization schedule table below and (ii) the aggregate certificate principal balance of the Offered Certificates for such Distribution Date.

The Interest Rate Corridor Notional Amount Amortization Schedule
----------------------------------------------------------------




                                                                        Interest Rate
 Distribution Period                                                      Corridor
       (months)          Distribution Date      Strike Rate (%)      Notional Amount ($)
---------------------  ---------------------  ------------------  -----------------------
          1                    25-Aug-05               5.82673        862,232,000.00
          2                    25-Sep-05               5.51442        836,577,675.76
          3                    25-Oct-05               5.70730        811,667,384.94
          4                    25-Nov-05               5.73661        787,488,515.20
          5                    25-Dec-05               6.21616        764,021,619.49
          6                    25-Jan-06               6.01606        741,246,282.83
          7                    25-Feb-06               6.01814        719,140,154.76
          8                    25-Mar-06               6.69096        697,683,014.50
          9                    25-Apr-06               6.02416        676,855,817.23
          10                   25-May-06               6.31245        656,640,076.80
          11                   25-Jun-06               6.22246        637,018,403.49
          12                   25-Jul-06               6.49358        617,973,843.74
          13                   25-Aug-06               6.32571        599,488,797.08
          14                   25-Sep-06               6.37629        581,546,555.19
          15                   25-Oct-06               6.64692        564,131,162.52
          16                   25-Nov-06               6.42919        547,227,136.23
          17                   25-Dec-06               6.65566        530,819,396.13
          18                   25-Jan-07               6.43836        514,893,300.22
          19                   25-Feb-07               6.45822        499,434,881.57
          20                   25-Mar-07               7.23348        484,430,749.27
          21                   25-Apr-07               6.53397        469,870,959.81
          22                   25-May-07               6.78682        455,738,402.72
          23                   25-Jun-07               6.57085        442,020,671.67
          24                   25-Jul-07               6.80330        428,705,997.02
          25                   25-Aug-07               6.58639        415,782,192.54
          26                   25-Sep-07               6.60676        403,237,807.58
          27                   25-Oct-07               6.84813        391,062,425.73
          28                   25-Nov-07               6.63357        379,244,446.53
          29                   25-Dec-07               6.86898        367,773,347.87
          30                   25-Jan-08               6.64618        356,639,026.17
          31                   25-Feb-08               6.66020        345,831,555.50
          32                   25-Mar-08               7.15762        335,341,284.58
          33                   25-Apr-08               6.69386        325,159,510.89
          34                   25-May-08               7.27115        315,276,606.56
          35                   25-Jun-08               7.28938        305,685,084.02
          36                   25-Jul-08               7.54886        296,367,061.15
          37                   25-Aug-08               7.31026        287,322,680.33
          38                   25-Sep-08               7.24078        282,362,303.38
          39                   25-Oct-08               7.48952        274,062,899.82
          40                   25-Nov-08               7.26653        266,007,237.85

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                     A-46


                                                                        Interest Rate
 Distribution Period                                                      Corridor
       (months)          Distribution Date      Strike Rate (%)      Notional Amount ($)
---------------------  ---------------------  ------------------  -----------------------
          41                   25-Dec-08               7.52469        258,188,295.62
          42                   25-Jan-09               7.27753        250,599,094.10
          43                   25-Feb-09               7.28234        243,232,783.45
          44                   25-Mar-09               8.08928        236,082,826.44
          45                   25-Apr-09               7.28764        229,142,867.77
          46                   25-May-09               7.54368        222,406,743.60
          47                   25-Jun-09               7.36885        215,868,487.88
          48                   25-Jul-09               7.62640        209,523,613.31
          49                   25-Aug-09               7.37628        203,365,072.52
          50                   25-Sep-09               7.37939        197,387,396.73
          51                   25-Oct-09               7.63609        191,585,277.59
          52                   25-Nov-09               7.38590        185,953,562.47
          53                   25-Dec-09               7.64367        180,487,249.92
          54                   25-Jan-10               7.41003        175,181,492.71
          55                   25-Feb-10               7.41636        170,031,570.60
          56                   25-Mar-10               8.24682        165,032,517.61
          57                   25-Apr-10               7.44087        160,087,923.14
          58                   25-May-10               7.88853        155,252,481.39
      59 & Above               25-Jun-10                  N/A                    N/A



This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ('SEC'). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.


                                     A-47